SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

CONCUR TECHNOLOGIES, INC.

(Name of Registrant as Specified in Its Charter)

CONCUR TECHNOLOGIES, INC.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

January 12, 2004

To Our Stockholders:

You are cordially invited to attend the 2004 Annual Meeting of Stockholders of Concur Technologies, Inc., which will be held at the Harbor Club, 777 108th Avenue Northeast, Bellevue, Washington, at 11:00 a.m. local time on Wednesday, March 10, 2004.

Details of the business to be conducted at the meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

It is important that you use this opportunity to take part in the affairs of Concur by voting on the business to come before the meeting. Whether or not you plan to attend the meeting, please complete, sign and date, and promptly return the enclosed proxy card in the accompanying reply envelope so that your shares will be represented at the meeting. You may also submit your proxy via the Internet or telephone as specified in the accompanying Internet and telephone voting instructions. If you decide to attend the meeting and wish to change your proxy vote, you may do so by voting in person at the meeting.

We look forward to seeing you at the meeting.

Sincerely,

S. Steven Singh
President, Chief Executive Officer and Chairman of the Board

CONCUR TECHNOLOGIES, INC.

6222 185th Avenue Northeast

Redmond, WA 98052

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held March 10, 2004

The 2004 Annual Meeting of Stockholders of Concur Technologies, Inc. will be held at the Harbor Club, 777 108th Avenue Northeast, Bellevue, Washington, at 11:00 a.m. local time on Wednesday, March 10, 2004, for the following purposes:

1.	To elect two Class II members of the Board of Directors to serve for a three-year term as more fully described in the accompanying proxy statement.

2.	To approve an amendment to Concur’s 1998 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder from 7,490,000 to 8,490,000.

3.	To approve an amendment to Concur’s 1998 Directors Stock Option Plan to increase the number of shares reserved for issuance thereunder from 640,000 to 890,000 and to revise the arrangement for automatic stock option grants to directors.

4.	To transact such other business as may properly come before the meeting.

The foregoing items of business are more fully described in the accompanying proxy statement. Only stockholders of record at the close of business on January 12, 2004 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof. A complete list of stockholders entitled to vote at the meeting will be open to the examination of any stockholder, for any purpose relevant to the meeting, at Concur’s offices at 6222 185th Avenue Northeast, Redmond, Washington, during Concur’s ordinary business hours for ten days before the meeting.

By Order of the Board of Directors of Concur Technologies, Inc.

S. Steven Singh
President, Chief Executive Officer and Chairman of the Board

Redmond, Washington

January 12, 2004

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the meeting, please complete, sign and date, and promptly return the accompanying proxy card in the enclosed postage-paid return envelope so that your shares will be represented at the meeting. You may also submit your proxy via the Internet or telephone as specified in the accompanying Internet and telephone voting instructions. This will ensure the presence of a quorum at the meeting and save the expense and extra work of additional solicitation. Sending your proxy card will not prevent you from attending the meeting, revoking your proxy, and voting your stock in person.

CONCUR TECHNOLOGIES, INC.

6222 185th Avenue Northeast

Redmond, WA 98052

PROXY STATEMENT

The accompanying proxy is solicited on behalf of the Board of Directors of Concur Technologies, Inc., a Delaware corporation, for use at Concur’s 2004 Annual Meeting of Stockholders, to be held at the Harbor Club, 777 108th Avenue Northeast, Bellevue, Washington, at 11:00 a.m. local time on Wednesday, March 10, 2004, and at any adjournments or postponements of the meeting. Concur’s mailing address is 6222 185th Avenue Northeast, Redmond, Washington 98052.

This proxy statement and the accompanying Notice of Annual Meeting and proxy are first being sent to stockholders on or about January 23, 2004. Stockholders are encouraged to review the information provided in this proxy statement in conjunction with Concur’s Annual Report to Stockholders for the fiscal year ended September 30, 2003, a copy of which also accompanies this proxy statement.

VOTING RIGHTS AND SOLICITATION OF PROXIES

Voting

Concur’s common stock is the only type of security entitled to vote at the meeting. On January 12, 2004, the record date for determining stockholders entitled to vote at the meeting, there were 32,374,344 shares of common stock outstanding. Each stockholder of record on the record date is entitled to one vote for each share of common stock held by such stockholder on that date. A majority of the outstanding shares of common stock must be present or represented at the meeting in order to have a quorum for the conduct of business. Votes cast by proxy or in person at the meeting will be tabulated by the inspector of elections appointed for the meeting.

Nominees for election to the Board of Directors of Concur who receive the highest number of affirmative votes at the meeting will be elected to fill the two open seats. Other than the election of directors, the affirmative vote of a majority of the votes cast at the meeting on each proposal, either in person or by proxy, is required for the approval of each proposal.

If shares held by a stockholder are present at the meeting in person or by proxy, but are not voted, those shares are considered present and entitled to vote at the meeting. They will count toward determining whether or not a quorum is present for the conduct of business at the meeting, as will all shares voted “for,” “against”, or “abstain” relative to a proposal. Shares that are voted “abstain” will have no effect on the outcome of Proposals 1, 2 or 3.

If the beneficial owner of shares that are held of record by a broker does not give instructions to the broker as to how to vote the shares, the broker has authority under stock market rules to vote those shares for or against “routine” matters, such as the proposal regarding election of directors. Where a matter is not considered routine, such as the proposals modifying our stock option plans, the shares held by the broker will not be voted without specific instruction from the beneficial holder, and they will not affect the outcome of the proposal.

Voting Electronically via the Internet or Telephone

In addition to voting in person or by returning the enclosed proxy card, stockholders whose shares are registered directly with Wells Fargo Shareowner Services may vote either via the Internet or by calling Wells Fargo Shareowner Services. Specific instructions to be followed by any registered stockholder interested in voting via the Internet or telephone are set forth on the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded.

If your shares are registered in the name of a bank or brokerage you may be eligible nonetheless to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program, which provides eligible stockholders who receive a paper copy of the annual report and proxy statement the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in ADP’s program, your voting form from the bank or brokerage firm will provide instructions. If your voting form does not reference Internet or telephone information, please complete and return the paper proxy card in the self-addressed, postage paid envelope provided.

Proxies

Whether or not you are able to attend the meeting, you are urged to complete, sign and date, and promptly return the accompanying proxy card so that your shares will be represented at the meeting. In the event no directions are specified in the return proxy, it will be voted FOR the director nominees identified in Proposal No. 1, FOR Proposal No. 2, and FOR Proposal No. 3 and, in the discretion of the proxy holders, as to other matters that may properly come before the meeting (including any adjournment to another place and time). You may revoke or change your proxy at any time before the meeting. To do this, send a written notice of revocation, or another signed proxy with a later date, before the beginning of the meeting to Concur, to the attention of Corporate Secretary, 6222 185th Avenue Northeast, Redmond, Washington 98052. You may also revoke your proxy by attending the meeting and voting in person.

Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at our annual meeting, you must bring to our meeting a letter from the broker, bank, or other nominee confirming your beneficial ownership of the shares and that such broker, bank, or other nominee is not voting your shares.

Solicitation of Proxies

Concur will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this proxy statement, the proxy, and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others, so that they may forward such solicitation materials to those beneficial owners. Officers and employees of Concur may, without being additionally compensated, solicit proxies by mail, telephone, facsimile, or personal contact. All proxy-soliciting expenses will be paid by Concur in connection with the solicitation of votes for the meeting. Concur may employ an outside firm to assist in the solicitation process, but no proxy solicitor has been engaged at this time.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

Concur’s Board of Directors presently consists of six members, two of whom are to be elected at our annual meeting. Members of the Board of Directors are divided into Class I, Class II, and Class III directors, with staggered three-year terms. Each director serves for a term ending at the third annual meeting of stockholders following the annual meeting at which he was elected, except that any director appointed by the Board serves for a term ending at the annual meeting of stockholders for the class to which the director was appointed. Each director serves until his successor is elected and qualified or until his earlier death, resignation, or removal. All Concur directors are invited to attend the meeting in person. At the 2003 Annual Meeting of Stockholders, five members of the Board attended the meeting.

Information is provided below with respect to the nominees for director and continuing members of the Board of Directors. The proxy holders intend to vote all proxies received by them in the accompanying form for the nominees listed below unless otherwise instructed. In the event any nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. The Board of Directors approved the nomination of the nominees reflected in this Proposal No. 1. Each nominee for director has consented to serve as such if elected by the stockholders. The nominees receiving the highest number of affirmative votes of the shares entitled to vote at the meeting will be elected as Class II members of the Board of Directors, to serve for the terms to which they were elected and until their successors have been elected and qualified. Stockholders may not cumulate votes in the election of directors.

Nominees for Election—Class II Directors (Term to expire in 2007)

Michael J. Levinthal, age 49, has been a director of Concur since April 1998. Since January 2004, he has been a Managing Partner of Thomas Weisel Partners, a merchant banking firm. From 1984 to December 2003, he was both a General Partner and a Managing Director of various venture capital funds affiliated with Mayfield Fund, a venture capital firm. Mr. Levinthal holds a B.S. degree in Engineering and an M.S. degree in Industrial Engineering from Stanford University, and an M.B.A. degree from the Graduate School of Business at Stanford University. Mr. Levinthal is a member of the board of directors of Altiris, Inc., an enterprise management software company.

William W. Canfield, age 65, has been a director of Concur since July 2003. Since 1987, he has served as the President and Chief Executive Officer of Talx Corporation, a business process outsourcer of payroll data-centric services and, since 1988, he has served as the Chairman of the Board of Directors of that company. Mr. Canfield holds a Bachelor of Science degree in Electrical Engineering from Purdue University and an M.B.A. degree from Washington University.

Continuing Class III Directors (Term to expire in 2005)

Michael W. Hilton, age 39, co-founded Concur in 1993, and serves as its Chief Technology Officer. Mr. Hilton has served as Chairman of the Board of Directors from 1996 until September 1999, and has been a director of Concur since 1993. Before co-founding Concur, he served as Senior Development Manager at Symantec Corporation during 1993. Prior to his employment at Symantec, he served as Director of Product Development for Contact Software International, a personal computer software publisher, that was acquired by Symantec. Mr. Hilton holds a B.A. degree in Computer and Information Sciences and a B.S. degree in Mathematics from the University of California, Santa Cruz.

Norman A. Fogelsong, age 52, has been a director of Concur since 1996. He has been a General Partner of Institutional Venture Partners, a venture capital firm, since 1989. Mr. Fogelsong holds a B.S. degree in Industrial Engineering from Stanford University, an M.B.A. degree from Harvard Business School, and a J.D. degree from Harvard Law School. Mr. Fogelsong is a member of the board of directors of Aspect Communications Corporation, a business communications software company.

Continuing Class I Directors (Term to expire in 2006)

S. Steven Singh, age 42, has served as Concur’s President and Chief Executive Officer since 1996, and as a director since 1993, including service as Chairman of the Board of Directors since September 1999. From 1993 to 1996, Mr. Singh was General Manager of the Contact Management Division at Symantec Corporation, a computer software and services company. Mr. Singh holds a B.S. degree in Electrical Engineering from the University of Michigan.

Robert Finzi, age 50, has been a director of Concur since September 2002. Mr. Finzi is Co-Managing Partner of the Sprout Group, the venture capital affiliate of Credit Suisse First Boston. Prior to that, Mr. Finzi was a General Partner of Merrill Lynch Venture Capital, an Associate with Menlo Ventures, and a consultant with Andersen Consulting (now Accenture). Mr. Finzi holds an M.B.A. degree from Harvard Business School and B.S. and M.S. degrees in Industrial Engineering from Lehigh University.

Board of Directors Meetings and Committees

During fiscal 2003, the Board of Directors held 10 meetings. During this period, each incumbent director attended at least 75% of the aggregate of the number of meetings of the Board of Directors (held during the time period for which each such director served on the Board of Directors) and the number of meetings held by all committees of the Board of Directors on which each such director served. The Board of Directors has determined that Messrs. Fogelsong, Levinthal, Finzi, and Canfield each meet the requirements for independent status under the listing standards of The NASDAQ Stock Market.

The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee.

Audit Committee

The Board of Directors has adopted a charter governing the duties and responsibilities of the Audit Committee. A copy of the charter is annexed to this Proxy Statement as Annex A and posted on our Internet website at www.concur.com. The principal functions of the Audit Committee are:

•	overseeing the integrity of Concur’s financial statements and its compliance with related legal and regulatory requirements;

•	monitoring the adequacy of Concur’s accounting and financial reporting, and its internal controls and processes for financial reporting;

•	overseeing Concur’s relationship with its independent auditors, including appointing, evaluating, and setting the compensation of the independent auditors; and

•	facilitating communication among the independent auditors, Concur’s management, and the Board of Directors.

The members of the Audit Committee are Messrs. Fogelsong, Canfield, and Levinthal, each of whom meets the independence and other requirements to serve on our Audit Committee under applicable securities laws and the rules of the SEC and listing standards of The NASDAQ Stock Market. The Board of Directors has determined that Messrs. Fogelsong and Canfield are “audit committee financial experts” as defined by the rules of the SEC. The Audit Committee met seven times during fiscal 2003. The report of the Audit Committee is provided below.

Compensation Committee

The Board of Directors has adopted a charter governing the duties and responsibilities of the Compensation Committee, which is posted on our Internet website at www.concur.com. The principal functions of the Compensation Committee are:

•	reviewing and making recommendations to the Board of Directors regarding all forms of salary, bonus, and stock compensation provided to executive officers of Concur, the long-term strategy for employee compensation, the types of stock and other compensation plans to be used by Concur and the shares and amounts reserved thereunder;

•	overseeing the overall administration of Concur’s equity-based compensation and stock option plans; and

•	addressing such other compensation matters as may from time to time be directed by the Board of Directors.

The members of the Compensation Committee are Messrs. Finzi and Fogelsong, each of whom meets the independence and other requirements to serve on our Compensation Committee under applicable securities laws and the rules of the SEC and listing standards of The NASDAQ Stock Market. The Compensation Committee met one time during fiscal 2003. The report of the Compensation Committee is provided below.

Nominating and Corporate Governance Committee

In December 2003, the Board of Directors established a Nominating and Corporate Governance Committee and adopted a charter governing the duties and responsibilities of such committee, which is posted on our Internet website at www.concur.com. The principal functions of the Nominating and Corporate Governance Committee are:

•	assisting the Board of Directors in identifying, evaluating, and nominating candidates to serve as members of the Board of Directors;

•	recommending director nominees for the next annual meeting of stockholders to the Board of Directors;

•	reviewing and making recommendations to the Board of Directors regarding the composition and operations of the Board; and

•	reviewing and making recommendations to the Board of Directors regarding corporate governance policies and ethical conduct.

The members of the Nominating and Corporate Governance Committee are Messrs. Fogelsong and Levinthal, each of whom meets the independence and other requirements to serve on our Nominating and Corporate Governance Committee under applicable securities laws and the rules of the SEC and listing standards of The NASDAQ Stock Market.

The Nominating and Corporate Governance Committee will generally identify nominees based upon suggestions by outside directors, management members, and/or stockholders, and evaluate those persons on its own. Our Board member selection criteria generally include integrity, high level of education and/or business experience, broad-based business acumen, understanding of our business and industry, strategic thinking and willingness to share ideas, network of contacts, and diversity of experience, expertise, and background. The committee will use these and other criteria to evaluate potential nominees. The committee does not evaluate proposed nominees differently depending upon who has made the proposal. To date, we have not paid any third-party fee to assist in this process.

The Nominating and Corporate Governance Committee will consider, and make recommendations to the Board of Directors regarding, any stockholder recommendations for candidates to serve on the Board of Directors. However, it has not adopted a formal process for that consideration because it believes that the informal consideration process has been adequate given the historical absence of those proposals. The committee will review periodically whether a more formal policy should be adopted. If a stockholder wishes to suggest a candidate for committee consideration, the stockholder should send the name of the recommended candidate for director, together with pertinent biographical information, a document indicating the candidate’s willingness to serve if elected, and evidence of the nominating stockholder’s ownership of Concur stock, to the attention of Corporate Secretary, 6222 185th Avenue Northeast, Redmond, Washington 98052 at least six months before the next annual meeting to assure time for meaningful consideration by the committee. For additional nominating requirements, please see “Stockholder Proposals For 2005 Annual Meeting” below. To date, we have not had any candidates submitted by any stockholders for the upcoming annual meeting.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee is, or was at any time, an officer or employee of Concur or any of its subsidiaries. None of Concur’s executive officers serves or has served on the board of directors or compensation committee of any entity that has one or more executive officers serving on Concur’s board of directors or Compensation Committee during the most recently completed fiscal year.

Director Compensation

Members of the Board of Directors who are not employees of Concur receive compensation for their services as directors as provided below. These “outside directors” do not receive additional compensation for their services as directors.

Each outside director who joined the Board prior to June 2003 was granted an option for 50,000 shares under the 1998 Directors Stock Option Plan on the date he first became a member of the Board of Directors and, if he has served as a director continuously since the date of his original option grant, he is granted an option for 20,000 shares under the 1998 Directors Stock Option Plan on the date of each annual meeting of stockholders.

Each outside director who joins the Board after June 2003 may select one of the following two options. Under the first option, the outside director receives a cash stipend of approximately $35,000 per year, is granted an option for 40,000 shares under the 1998 Directors Stock Option Plan on the date he first becomes a member of the Board of Directors, and, if he has served as a director continuously since the date of his original option grant, he is granted an option for 10,000 shares under the 1998 Directors Stock Option Plan on the date of each annual meeting of stockholders. Under the second option, the outside director is granted an option for 60,000 shares under the 1998 Directors Stock Option Plan on the date he first becomes a member of the Board of Directors and, if he has served as a director continuously since the date of his original option grant, he is granted an option for 20,000 shares under the 1998 Directors Stock Option Plan on the date of each annual meeting of stockholders.

All directors are reimbursed for their reasonable travel expenses in attending Board and committee meetings. Each outside director is also eligible to receive additional option grants under the terms of the Concur’s 1998 Directors Stock Option Plan. All options under the 1998 Directors Stock Option Plan vest as to 25% of the total shares granted on the first anniversary of the grant date, and as to 1/48th of the total shares granted on each subsequent monthly anniversary of the grant date, with exercise prices equal to the fair market value of the common stock on the date of grant. Options cease to vest if the individual ceases to provide services to Concur either as a director or consultant.

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR the election of each nominated director.

PROPOSAL NO. 2

AMENDMENT TO THE 1998 EQUITY INCENTIVE PLAN

Stockholders are being asked to approve an amendment to Concur’s 1998 Equity Incentive Plan (the “1998 Plan”) to increase the number of shares of Concur common stock reserved for issuance thereunder by 1,000,000 shares, from 7,490,000 to 8,490,000.

The Board believes that the increase in the number of shares reserved for issuance under the 1998 Plan is in the best interests of Concur and its stockholders because of the continuing need to provide stock options to attract and retain quality employees. Competition for skilled software engineers and other key employees in the software and high technology industries is intense and the use of significant stock options for retention and motivation of such personnel is pervasive in the software and high technology industries. The Board believes that the proposed authorization of additional shares for issuance under the 1998 Plan will provide Concur with additional flexibility to facilitate the expansion and retention of its workforce. The Board of Directors has not made any determinations as to the grant of any options that would be covered by the proposed amendment to the 1998 Plan.

The Board approved the proposed amendment as of December 19, 2003, to be effective upon stockholder approval. The principal provisions of the 1998 Plan, assuming stockholder approval of the amendment, are summarized below.

Description of the 1998 Equity Incentive Plan

The Board of Directors adopted the 1998 Plan in August 1998, and the stockholders approved it in September 1998. The Plan became effective in December 1998, and serves as the successor to Concur’s 1994 Stock Option Plan (the “1994 Plan”).

3,240,000 shares of common stock were originally reserved for issuance under the 1998 Plan. This amount was increased by 2,000,000 shares, to 5,240,000 shares, pursuant to stockholder approval at the 2000 Annual Meeting of Stockholders, by 1,050,000 shares, to 6,290,000 shares, pursuant to stockholder approval at the 2001 Annual Meeting of Stockholders, and by 1,200,000 shares, to 7,490,000 shares, pursuant to stockholder approval at the 2002 Annual Meeting of Stockholders. Also available for issuance under the 1998 Plan are any shares that:

•	remained available for issuance under the 1994 Plan when the 1998 Plan became effective;

•	were subject to options granted under the 1998 Plan, or the 1994 Plan, that expire or terminate for any reason without being exercised;

•	are issued pursuant to an option under the 1998 Plan, or the 1994 Plan, that Concur repurchases upon termination of the option holder’s employment;

•	are issued under a restricted stock award under the 1998 Plan that Concur repurchases or that are forfeited upon the termination of the award holder’s employment; or

•	are subject to a stock bonus award under the 1998 Plan that terminates without shares being issued.

As of January 5, 2004, options to purchase an aggregate of 5,746,540 shares of common stock had been granted under the 1998 Plan (of which, options to purchase 869,241 shares had been exercised) and 1,743,460 shares remained available for grant. The proposed amendment to the 1998 Plan would increase the number of shares of common stock reserved for issuance thereunder by 1,000,000 shares, from 7,490,000 to 8,490,000.

The 1998 Plan authorizes the award of incentive stock options, non-qualified stock options, restricted stock awards, and stock bonuses. Incentive stock options may be granted only to Concur employees, including officers and directors who are also employees. All other awards may be granted to Concur employees, officers, directors, consultants, independent contractors, and advisors, subject to applicable federal securities laws. Options granted under the 1998 Plan in fiscal 2003 to the Named Executive Officers, identified under “Summary Compensation Table” in the “Executive Compensation” section below, are reflected in the “Table of Option Grants in Fiscal 2003” in the “Executive Compensation” section. Concur did not grant any options under the 1998 Plan in fiscal 2003 to current directors who are not executive officers. Concur granted options to purchase an aggregate of 390,000 shares to all executive officers as a group, and an aggregate of 1,833,172 shares to all employees, including non-executive officers, as a group.

The exercise price of incentive stock options generally must be at least equal to the fair market value of the common stock on the date of grant. The exercise price of non-qualified stock options must be equal to at least 85% of the fair market value of the common stock on the date of grant. Options granted under the 1998 Plan generally vest over a four year term, with 25% of the shares vesting on the one year anniversary of the date of grant and the remainder vesting in equal monthly installments thereafter. The maximum term of options granted under the 1998 Plan is ten years, subject to earlier termination in the event of a participant’s termination of service with Concur. On January 5, 2004, the closing price of Concur common stock was $10.14 per share and approximately 330 persons were eligible to participate in the 1998 Plan. The 1998 Plan will terminate in August 2008, unless it is terminated sooner in accordance with its terms.

No person will be eligible to receive more than 1,200,000 shares of Concur’s common stock in any calendar year under the 1998 Plan pursuant to any grant of awards, other than new employees of Concur or of a parent or subsidiary of Concur (including new employees who are also officers and directors of Concur or any parent or subsidiary of Concur), who are eligible to receive up to a maximum of 1,500,000 shares of Concur’s common stock in the calendar year in which they commence their employment.

Awards granted under the 1998 Plan generally may not be transferred other than by will or by the laws of descent and distribution. In the event of Concur’s dissolution or liquidation or a “change in control” transaction, outstanding awards may be assumed by the successor corporation. Generally, if the successor corporation does not assume outstanding awards, they will expire. In the discretion of the Compensation Committee, the vesting of such awards may accelerate upon such transaction.

Administration

The 1998 Plan is administered by the Compensation Committee, which currently consists of Messrs. Finzi and Fogelsong, both of whom are “non-employee directors” under Rule 166-3 under the Securities Exchange Act and “outside directors” as defined under Section 162(m) of the Internal Revenue Code. The Compensation Committee has the authority to construe and interpret the 1998 Plan and any agreement made thereunder, to grant awards and to make all other determinations necessary or advisable for the administration of the 1998 Plan.

The Compensation Committee in its discretion may permit payment for stock options or restricted stock in cash, with full-recourse promissory notes, waiver of compensation due, or “same day sales” in connection with option exercises. The Compensation Committee may also guarantee third-party loans in order to help recipients of stock option grants or restricted stock awards pay the exercise price or purchase price of those options or awards.

The Compensation Committee also administers Concur’s 1999 Stock Incentive Plan, under which non-qualified stock options may be granted on terms substantially the same as those under the 1998 Plan. As of January 5, 2004, options to purchase an aggregate of 955,870 shares of common stock had been granted under the 1999 Stock Incentive Plan (of which, options to purchase 280,524 shares had been exercised) and 544,130 shares remained available for grant.

Federal Income Tax Information

The following is a general summary as of the date of this proxy statement of the federal income tax consequences to Concur and participants under the 1998 Plan. The federal tax laws may change and the federal, state, and local tax consequences for any participant will depend upon his or her individual circumstances. Each participant has been and is encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 1998 Plan.

Incentive Stock Options (“ISO”)

A Participant will recognize no income upon grant of an ISO and will incur no tax on its exercise (unless the Participant is subject to the alternative minimum tax as described below). If the Participant holds shares acquired upon exercise of an ISO (the “ISO Shares”) for more than one year after the date the ISO was exercised and for more than two years after the date the ISO was granted, the Participant generally will realize capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

If the Participant disposes of ISO Shares prior to the expiration of either required holding period (a “disqualifying disposition”), then the gain realized upon such disposition, up to the difference between the exercise price and the fair market value of the ISO Shares on the later of the date of exercise or the date of vesting (or, if less, the amount realized on a sale of such ISO Shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be capital gain.

Alternative Minimum Tax

The difference between the fair market value of the ISO Shares on the date of exercise and the exercise price for such shares is an adjustment to income for purposes of the alternative minimum tax (“AMT”). The AMT (imposed to the extent it exceeds the taxpayer’s regular income tax) is 26% of the portion of an individual taxpayer’s alternative minimum taxable income (28% of that portion in the case of alternative minimum taxable income in excess of $175,000). A maximum 20% AMT rate applies to the portion of alternative minimum taxable income that would otherwise be taxable as net capital gain. Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items (including the difference between the fair market value of the ISO Shares on the date of exercise and the exercise price), and reducing this amount by the applicable exemption amount ($58,000 in case of a joint return and $40,250 in the case of an unmarried person, subject to reduction under certain circumstances). If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares.

Nonqualified Stock Options (“NQSO”)

A Participant will not recognize any taxable income at the time an NQSO is granted. However, upon exercise of an NQSO, the Participant must include in income as compensation an amount equal to the difference between the fair market value of the purchased shares on the date of exercise and the Participant’s exercise price for these shares. The included amount must be treated as ordinary income by the Participant and may be subject to withholding by Concur (either by payment in cash or withholding out of the Participant’s salary). Upon resale of the shares by the Participant, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

Restricted Stock and Stock Bonus Awards

Restricted stock and stock bonus awards will generally be subject to tax at the time of receipt, unless there are restrictions that enable the Participant to defer tax. At the time the tax is incurred, the tax treatment will be similar to that discussed above for NQSOs.

Maximum Tax Rates

The maximum tax rate currently applicable to ordinary income is 35%. Long-term capital gain will be taxed at a current maximum rate of 15%. For this purpose, in order to receive long-term capital gain treatment, the shares must be held for more than 12 months. Capital gains may be offset by capital losses and up to $3,000 of capital losses may be offset annually against ordinary income.

Tax Treatment of Concur

Concur generally will be entitled to a deduction in connection with the exercise of an NQSO by a Participant or the receipt of restricted stock or stock bonuses by a Participant to the extent that the Participant recognizes ordinary income, provided that Concur timely reports such income to the Internal Revenue Service. Concur will be entitled to a deduction in connection with the disposition of ISO Shares only to the extent that the Participant recognizes ordinary income on a disqualifying disposition of the ISO Shares.

ERISA

The 1998 Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Code.

Recommendation of the Board

The Board of Directors recommends a vote FOR the amendment to the 1998 Equity Incentive Plan.

PROPOSAL NO. 3

AMENDMENTS TO THE 1998 DIRECTORS STOCK OPTION PLAN

Stockholders are being asked to approve an amendment to Concur’s 1998 Directors Stock Option Plan (the “Directors Plan”) to increase the number of shares of common stock reserved for issuance thereunder by 250,000 shares, from 640,000 to 890,000 and to revise the arrangement for automatic stock option grants to directors.

The Board believes that the increase in the number of shares reserved for issuance under the Directors Plan and other changes discussed below are in the best interests of Concur. The primary purpose of the Directors Plan is to provide additional incentives to attract and retain quality directors who are not employees of Concur or certain of its affiliates by encouraging their stock ownership in Concur. The Board of Directors regards the number of shares presently available for grant under the Directors Plan as insufficient to carry out the purposes of the Directors Plan in the future, and believes that the availability of additional shares is important to the future success and growth of Concur. The Board of Directors has not made any determinations as to the grant of any options that would be covered by the proposed amendment to the Directors Plan.

The Board approved the proposed amendment as of December 19, 2003, to be effective upon stockholder approval. A summary of the principal provisions of the Directors Plan, assuming stockholder approval of the amendment, is provided below.

Description of the 1998 Directors Stock Option Plan

The Board of Directors originally adopted the Directors Plan in August 1998, and the stockholders approved it in September 1998. The plan became effective in December 1998.

240,000 shares of common stock were originally reserved for issuance under the Directors Plan. This amount was increased by 200,000 shares, to 440,000 shares, pursuant to stockholder approval at the 2001 Annual Meeting of Stockholders, and by 200,000 shares, to 640,000 shares, pursuant to stockholder approval at the 2002 Annual Meeting of Stockholders. Upon the expiration, cancellation, or termination of unexercised options, the shares of Concur’s common stock subject to such options will again be available for the grant of options under the Directors Plan. As of January 5, 2004, options to purchase an aggregate of 380,583 shares of common stock had been granted under the Directors Plan (of which, options to purchase 54,583 shares had been exercised) and 259,417 shares remained available for grant. The proposed amendment to the Directors Plan would increase the number of shares of common stock reserved for issuance thereunder by 250,000 shares, from 640,000 to 890,000.

The Directors Plan currently authorizes the grant of options to purchase shares of Concur’s common stock only to directors of Concur who are not employees of Concur or certain of its affiliates, subject to applicable federal securities laws. The Directors Plan authorizes the award of non-qualified stock options only. Under the Directors Plan, on the date that a qualifying director first becomes a director of Concur, the director is automatically granted an option to purchase 50,000 shares of common stock. At each Annual Meeting of Stockholders Concur thereafter, the qualifying director is automatically granted an option to purchase an additional 20,000 shares of common stock, so long as he or she is a member of the Board of Directors o such date and has continuously served as a member of the Board of Directors since the date of his or her initial grant. The proposed amendment to the Directors Plan would change the initial grant from a fixed 50,000 shares to a number of shares up to 60,000 shares as determined by the Board of Directors. In addition, the proposed amendment would change the annual grant from a fixed additional 20,000 shares to a number of shares up to 20,000 shares as determined by the Board of Directors. The primary purpose of these changes is to provide the Board of Directors with the flexibility to offer a broader range of director compensation packages as described in more detail under “Director Compensation” under Proposal No. 1 above.

Each qualifying director may receive additional option grants as set forth in Concur’s 1998 Directors Stock Option Plan. All options under the Directors Plan vest as to 25% of the total shares granted on the first anniversary of the date of grant, and as to 1/48th of the total shares granted on each subsequent monthly anniversary of the grant date. The exercise price of such options must be equal to at least the fair market value of the common stock on the date of grant. The maximum term of options granted under the Directors Plan is ten years, subject to earlier termination in the event a qualifying director’s service on the Board of Directors terminates. The Directors Plan will terminate in August 2008, unless it is terminated sooner in accordance with the terms of the Directors Plan.

Options granted under the Directors Plan generally may not be transferred other than by will or by the laws of descent and distribution, unless otherwise determined by the Compensation Committee. In the event of Concur’s dissolution or liquidation or a “change in control” transaction, the vesting of all outstanding options granted pursuant to the Directors Plan will accelerate and the options will become exercisable in full prior to the consummation of such transaction, subject to conditions set forth in the Directors Plan.

Administration

The Directors Plan currently is administered by the Compensation Committee, which consists of Messrs. Finzi and Fogelsong, both of whom are “non-employee directors” under Rule 166-3 under the Securities Exchange Act and “outside directors” as defined under Section 162(m) under the Internal Revenue Code. The Compensation Committee has the authority to construe and interpret the Directors Plan and any agreement made thereunder, to grant awards and to make all other determinations necessary or advisable for the administration of the Directors Plan. The Compensation Committee may, with the consent of optionees, issue new options in exchange for the surrender and cancellation of any outstanding options.

The Compensation Committee in its discretion may permit payment for stock options in cash, with full-recourse promissory note, waiver of compensation due, or “same day sales” in connection with option exercise.

Federal Income Tax Treatment

The discussion of the federal income tax consequences relating to NQSOs under the section of this proxy statement entitled “Proposal 2: Amendment to the 1998 Equity Incentive Plan” also applies to stock options granted under the Directors Plan.

Recommendation of the Board

The Board of Directors recommends a vote FOR the amendments to the 1998 Directors Stock Option Plan.

OTHER MATTERS

The Board of Directors knows of no other matters to be presented for stockholder action at the meeting. However, if other matters do properly come before the meeting or any adjournments or postponements thereof, the Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

OWNERSHIP OF SECURITIES

The following table sets forth information with respect to the beneficial ownership of Concur’s common stock by each of the following as of January 5, 2004:

•	each person known by Concur to own beneficially more than 5% of the outstanding shares of its common stock;

•	each director of Concur;

•	each of the “Named Executive Officers” (defined under “Summary Compensation Table” below); and

•	all current directors and executive officers as a group.

Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated, the principal address of each of the stockholders listed below is c/o Concur Technologies, Inc., 6222 185th Avenue Northeast, Redmond, Washington 98052. To our knowledge, the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable and except as otherwise indicated below. Shares of common stock subject to options that are exercisable on or before March 5, 2004 (within 60 days of January 5, 2004) are deemed to be outstanding and beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person. To determine the number of shares beneficially owned by persons other than our directors, executive officers and their affiliates, we have relied on beneficial ownership reports filed by such persons with the SEC.

The percentage of outstanding shares beneficially owned as of January 5, 2004 is based on 32,366,698 shares of common stock outstanding on such date.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Outstanding Shares
EnTrust Capital Inc. and affiliates.	2,457,709	(1)	7.6%
Robert Finzi Sprout Group and affiliates.	1,931,005	(2)	6.0%
Oak Management Corporation and affiliates	1,707,938	(3)	5.3%
S. Steven Singh	1,430,355	(4)	4.4%
Michael W. Hilton	1,309,417	(5)	4.0%
Rajeev Singh	677,730	(6)	2.1%
Norman A. Fogelsong Institutional Venture Partners and affiliates.	429,664	(7)	1.3%
Michael J. Levinthal	422,439	(8)	1.3%
Elena A. Donio	151,542	(9)	*
Mary A. Gallagher	137,512	(10)	*
William W. Canfield	7,000	(11)	*
All current directors and executive officers as a group (8 persons)	6,543,125	(12)	20.2%

*	Less than 1%

(1)	We obtained information about shares owned by EnTrust Capital Inc. and its reporting affiliates from a Form 13G filed by EnTrust Capital Inc. with the SEC reporting share ownership as of February 13, 2003. The address for EnTrust Capital Inc. and its reporting affiliates is 717 Fifth Avenue, New York, New York 10022.

(2)	Represents 96,143 shares owned by Sprout Venture Capital, L.P. (“Sprout VC”), 1,664,034 shares owned by Sprout Capital VIII, L.P. (“Sprout Cap VIII”), 137,737 shares owned by DLJ ESC II, L.P. (“ESC II”), 14,341 shares owned by DLJ Capital Corporation (“DLJ CC”), and 18,750 shares subject to options exercisable by Credit Suisse First Boston Private Equity, Inc. (“CSFB-PE”) on or before March 5, 2004. DLJ CC is the Managing General Partner of Sprout VC and Sprout Cap VIII. DLJ LBO Plans Management Corp. (“DLJ LBO”) is the General Partner of ESC II and is a wholly-owned subsidiary of CSFB-PE. CSFB-PE and DLJ CC are wholly-owned subsidiaries of Credit Suisse First Boston (USA), Inc. (“CSFB-USA”). Mr. Finzi is a Managing Director of DLJ CC. Mr. Finzi disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein. The address for Mr. Finzi, Sprout VC, Sprout Cap III, ESC II, and DLJ CC is 3000 Sand Hill Road, Building 3, Menlo Park, California 94025. The address for CSFB-USA and CSFB-PE is Eleven Madison Avenue, New York, New York 10010.

(3)	We obtained information about shares owned by Oak Management Corporation and its reporting affiliates from a Form 13G filed by Oak Management Corporation with the SEC reporting share ownership as of February 7, 2003. The address for Oak Management Corporation and its reporting affiliates is One Gorham Island, Westport, Connecticut 06880.

(4)	Includes 656,861 shares owned directly and 773,494 shares subject to options exercisable on or before March 5, 2004.

(5)	Includes 840,486 shares owned directly and 468,931 shares subject to options exercisable on or before March 5, 2004.

(6)	Includes 54,110 shares owned directly and 623,620 shares subject to options exercisable on or before March 5, 2004.

(7)	Represents 43,238 shares owned directly by Mr. Fogelsong, and 66,750 shares subject to options exercisable by Mr. Fogelsong on or before March 5, 2004. Also represents 75,276 shares owned by IVP Founders Fund I, of which Institutional Venture Management VI (“IVM VI”) is the general partner, 200,197 shares held by Institutional Venture Partners X, L.P. (“IVP X”), and 44,203 shares held by Institutional Venture Partners X GmbH & Co. Beteiligungs KG (“IVP X-KG”). Institutional Venture Management X, LLC (“IVM X”) is the general partner of IVP X and managing limited partner of IVP X-KG. Mr. Fogelsong is a general partner of IVM VI and a managing director of IVM X, and disclaims beneficial ownership of these shares except to the extent of his actual pecuniary interest, but exercises shared voting and shared investment power with respect to these shares. The address for Mr. Fogelsong and the above Institutional Venture Partners entities is 3000 Sand Hill Road, Building 2, Menlo Park, California 94025.

(8)	Includes 276,390 shares owned directly, 79,299 shares owned indirectly as trustee for certain family trusts, and 66,750 shares subject to options exercisable on or before March 5, 2004.

(9)	Includes 30,378 shares owned directly and 121,164 shares subject to options exercisable on or before March 5, 2004.

(10)	Includes 11,690 shares owned directly and 125,822 shares subject to options exercisable on or before March 5, 2004.

(11)	Includes 7,000 shares owned indirectly as trustee of the William W. Canfield Revocable Trust, which is the direct beneficial owner of these shares.

(12)	Includes 2,366,359 shares subject to options exercisable on or before March 5, 2004, including options described in the above footnotes.

EQUITY COMPENSATION PLANS

Securities Authorized for Issuance under Equity Compensation Plans

The following table summarizes Concur’s equity compensation plans as of September 30, 2003:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	5,977,206	$3.57	3,043,635
Equity compensation plans not approved by security holders	678,418	10.42	541,058

Total	6,655,624	$4.27	3,584,693

(1)	Under the terms of Concur’s 1998 Employee Stock Purchase Plan, on each January 1, the aggregate number of shares of Concur common stock reserved for issuance under such plan is increased automatically by a number of shares equal to one percent (1%) of our total outstanding shares as of the immediately preceding December 31, up to a maximum of 800,000 shares per year. As of January 1, 2004, the aggregate number of shares of our Common Stock reserved for issuance under such plan was 323,872.

Equity Compensation Plans Not Approved By Stockholders

1999 Stock Incentive Plan

In December 1998, the Board of Directors adopted the 1999 Stock Incentive Plan (the “1999 Plan”) to grant non-qualified stock options to employees, officers, consultants, independent contractors and advisors of Concur, or any parent or subsidiary of Concur. The 1999 Plan was designed to meet the “broadly based plans” exemption from the stockholder approval requirement for stock option plans under The NASDAQ Stock Market listing requirements that were then in place. Accordingly, we did not seek stockholder approval of the 1999 Plan.

We have reserved 1,500,000 shares for issuance under the 1999 Plan. Upon the expiration, cancellation, or termination of unexercised options, the shares of Concur’s common stock subject to such options will again be available for the grant of options under the 1999 Plan. Options granted under the 1999 Plan have an exercise price not less than the fair market value of the Common Stock on the date of grant. They generally become exercisable over a four-year period based on continued service and expire ten years after the grant date, subject to earlier termination in the event of a participant’s termination of service with Concur. Options granted to officers cannot exceed 45% of all shares reserved for grants under the 1999 Plan. Other terms and conditions of the 1999 Plan are substantially the same as in the 1998 Plan except that the 1999 Plan does not comply with the requirements for tax deductibility under Section 162(m) of the Internal Revenue Code, and adoption of, and amendments to, the 1999 Plan do not require approval of Company stockholders. As of January 5, 2004, options to purchase an aggregate of 955,870 shares of common stock had been granted under the 1999 Plan (of which, options to purchase 280,524 shares had been exercised) and 544,130 shares remained available for grant.

EXECUTIVE OFFICERS

The following individuals are executive officers of Concur under Section 16(a) of the Securities Exchange Act of 1934:

S. Steven Singh, President, Chief Executive Officer, and Chairman of the Board of Directors. For biographical information about Mr. Singh, please see “Proposal 1: Election of Directors.”

Michael W. Hilton, Chief Technology Officer and member of the Board of Directors. For biographical information about Mr. Hilton, please see “Proposal 1: Election of Directors.”

Rajeev Singh, Chief Operating Officer. Mr Singh, age 35, co-founded Concur in 1993 and, prior to becoming Chief Operating Officer in September 2002, he served in various roles at Concur, including the Executive Vice President of Sales, Marketing & Services. Prior to joining Concur, Mr. Singh served roles in engineering project management at Ford Motor Company and General Motors Corporation. Rajeev Singh and S. Steven Singh are brothers.

John F. Adair, Chief Financial Officer. Mr. Adair, age 39, joined Concur in May 2000 as Vice President of Finance and Operations and became Chief Financial Officer in December 2000. From 1997 to April 2000, he served as Controller for PACCAR Financial and PACCAR Leasing, affiliates of PACCAR, Inc., the parent company for Kenworth, Peterbilt, and DAF trucks. From 1993 to 1997, Mr. Adair served as Senior Vice President of Finance for ValliCorp Holdings and ValliWide Bank.

Kyle R. Sugamele, age 41, joined Concur in August 2000 as its Vice President, General Counsel and Corporate Secretary. From 1995 to August 2000, Mr. Sugamele served as Vice President, General Counsel, and Corporate Secretary at Cellular Technical Services Company, Inc., a provider of software solutions for the wireless telecommunications industry. From 1991 to 1995, Mr. Sugamele practiced law at the firm of Mundt MacGregor LLP in Seattle. Prior to that time, Mr. Sugamele practiced law at the firm of Graham & Dunn PC in Seattle.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth, for each of the last three fiscal years, the compensation awarded, earned, or paid for services rendered in all capacities by the Chief Executive Officer and each of the other four most-highly compensated executive officers who served as executive officers as of September 30, 2003 and who received salary and bonus in excess of $100,000 during fiscal 2003 (collectively, the “Named Executive Officers”).

	Year	Annual Compensation		Long-Term Compensation Awards (1)
		Salary	Bonus	Securities Underlying Options
S. Steven Singh President, Chief Executive Officer, and Chairman of the Board	2003 2002 2001	$212,500 217,188 250,008	$0 131,502 178,520	91,000 150,000 0

Rajeev Singh Chief Operating Officer	2003 2002 2001	$240,000 195,469 211,578	$0 106,155 126,253	91,000 150,000 225,000

Michael W. Hilton Chief Technology Officer	2003 2002 2001	$195,075 195,469 213,918	$0 103,047 119,750	16,000 90,000 150,000

Mary A. Gallagher Vice President of Professional Services	2003 2002 2001	$191,223 188,232 202,221	$26,249 46,037 70,859	38,400 30,000 5,000

Elena A. Donio Vice President of Marketing	2003 2002 2001	$198,572 152,927 161,936	$0 29,783 32,977	108,000 40,000 4,500

(1)	None of the Named Executive Officers received any restricted stock awards or long-term incentive plan payouts in fiscal 2003, 2002, or 2001.

Stock Options

Table of Option Grants in Fiscal 2003

The following table provides information with respect to stock option grants made to the Named Executive Officers during fiscal 2003. No stock appreciation rights were granted to any of the Named Executive Officers during fiscal 2003.

All options granted in fiscal 2003 were granted pursuant to the 1998 Plan. Generally, stock options under this plan become exercisable with respect to 25% of the shares on the first anniversary of the date of grant and with respect to an additional 2.0833% of the shares for each of the next 36 months thereafter and, in certain cases, subject to acceleration upon change of control. Some options granted in fiscal 2003 become exercisable with respect to 33.34% of the shares on the first anniversary of the date of grant and with respect to an additional 2.7775% of the shares for each of the next 24 months thereafter, subject to acceleration upon certain events.

The potential realizable value of the options in the table below is calculated based upon the term of the option at its time of grant, and by assuming that the aggregate exercise price appreciates at the indicated annual rate compounded annually for the entire term of the option, and that the option is exercised and sold on the last day of its term for the appreciated price. The hypothetical 5% and 10% assumed annual compound rates of stock price appreciation are mandated by the rules of the SEC and do not represent Concur’s estimates or projections of future common stock prices. There can be no assurance that the common stock will appreciate at any particular rate or at all.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (4)
Name	Number of Securities Underlying Options Granted (1)	% of Total Options Granted to Employees in Fiscal 2003 (2)	Exercise Price Per Share (3)	Expiration Date
					At 5%	At 10%
S. Steven Singh	91,000	4.96%	$1.7800	10/01/12	$101,868	$258,154
Rajeev Singh	91,000	4.96%	$1.7800	10/01/12	$101,868	$258,154
Michael W. Hilton	16,000	0.87%	$1.7800	10/01/12	$17,911	$45,390
Mary A. Gallagher	38,400	2.09%	$1.7800	10/01/12	$42,986	$108,935
Elena A. Donio	108,000	5.89%	$1.7800	10/01/12	$120,899	$306,381

(1)	Based on 1,833,172 options granted to all employees during fiscal 2003.

(2)	Options were granted at an exercise price equal to the fair market value of Concur’s common stock as of the date of grant.

Table of Aggregated Option Exercises and 2003 Fiscal Year-End Option Values

The following table sets forth information with respect to stock option grants to the Named Executive Officers, including the number of shares of common stock purchased upon exercise of options in fiscal 2003, the net value realized upon such exercise, the number of unexercised options outstanding on September 30, 2003 and the value of unexercised “in-the-money” options on September 30, 2003.

Name	Shares Acquired on Exercise	Value Realized (1)	Number of Securities Underlying Unexercised Options at September 30, 2003		Value of Unexercised In-the-Money Options at September 30, 2003 (2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
S. Steven Singh	0	$0	723,750	172,250	$6,285,588	$1,791,173
Rajeev Singh	0	$0	550,126	242,874	$4,110,494	$2,538,631
Michael W. Hilton	0	$0	436,063	111,937	$2,978,973	$1,188,557
Mary A. Gallagher	0	$0	107,468	56,432	$419,351	$576,288
Elena A. Donio	0	$0	76,916	131,584	$465,891	$1,326,806

(1)	Based on the market price on day of exercise less the option exercise price payable per share.

(2)	These values are based on the positive spread between the respective exercise prices of the outstanding options and $11.74, the closing per share price of Concur’s common stock on The NASDAQ National Market on September 30, 2003; the stated values have not been realized, and may never be realized.

Employment Contracts, Termination of Employment, and Change-in-Control Agreements

Certain options granted by Concur to the Named Executive Officers provide that, if Concur is acquired by merger, asset sale, or other change of control of Concur, then all of any unvested shares held by that individual will become vested and exercisable. Certain other options granted by Concur to the Named Executive Officers provide that, if Concur is acquired by merger, asset sale, or other change of control of Concur, and within twelve months thereafter the employee’s employment with the successor entity is terminated without cause, the successor entity effects a material adverse change in the employee’s responsibilities, or the successor entity reduces the employee’s base salary, then all of any unvested shares held by that individual will become vested and exercisable. The numbers of shares subject to all outstanding options held by our Named Executive Officers are set forth above under “Table of Aggregated Option Exercises and 2003 Fiscal Year-End Option Values.”

COMMITTEE REPORTS AND STOCK PERFORMANCE GRAPH

Notwithstanding anything to the contrary set forth in any of Concur’s previous filings under the Securities Act of 1933, and the Securities Exchange Act of 1934 that might incorporate future filings, including this proxy statement, in whole or in part, the following Compensation Committee Report, Audit Committee Report, and stock performance graph shall not be incorporated by reference in any such filings.

Compensation Committee Report

The Compensation Committee of the Board of Directors administers, among other things, the compensation of the executive officers of Concur.

Compensation Philosophy

The Compensation Committee reviews and makes recommendations to the Board of Directors regarding all forms of salary, bonus, and equity-based compensation provided to the Chief Executive Officer and other executive officers of Concur. It also oversees the overall administration of Concur’s equity-based compensation and stock option plans and addresses such other compensation matters as may from time to time be directed by the Board of Directors. The Compensation Committee’s compensation policy for executive officers is designed to attract, motivate, and retain talented executives responsible for the success of Concur and to promote the long-term interests of Concur and its stockholders. The Compensation Committee places emphasis on performance-based components, such as stock options and bonuses, the value of which could increase or decrease to reflect changes in corporate and individual performance. These short-term and long-term incentive compensation policies are intended to reinforce management’s objectives to enhance profitability and stockholder value.

Executive Compensation

At the beginning of each fiscal year, the Compensation Committee meets with the Chief Executive Officer to review the objectives of Concur and its executive officers for such year and establish parameters for performance-based year-end bonuses and stock option awards. These parameters are intended to reflect both Concur’s objectives for such year as well as the foundation for meeting Concur’s longer-term objectives.

At the conclusion of each fiscal year, the Compensation Committee meets with the Chief Executive Officer to review the performance of Concur and its executive officers against the objectives and parameters that were established at the beginning of the year and to establish the basis for making recommendations to the Board of Directors for executive compensation, including year-end bonuses and stock option awards. In making recommendations to the Board of Directors, the Compensation Committee takes into account various qualitative and quantitative indicators of corporate and individual performance in determining the level and composition of compensation for the executive officers of Concur. The Compensation Committee also considers the recommendations of the Chief Executive Officer for the compensation of the other executive officers, and considers the compensation of the Chief Executive Officer outside of his presence.

Executive officers of Concur are paid base salaries in line with their responsibilities, as determined in the discretion of the Board of Directors based on recommendations provided by the Compensation Committee. Executive officers are also eligible to receive incentive bonuses based on achievement of performance targets established at the beginning of the fiscal year. During fiscal 2003, the objectives used by Concur as the basis for incentive bonuses were the achievement of designated corporate objectives for each executive officer.

Long-term equity incentives for executive officers and other Concur employees are effected through stock option grants under Concur’s 1998 Equity Incentive Plan. The Compensation Committee believes that equity-based compensation in the form of stock options links the interests of management and employees with those of the stockholders. Substantially all of Concur’s full-time employees participate in the 1998 Equity Incentive Plan.

The number of shares subject to each stock option granted to executive officers is within the discretion of the Board of Directors based on recommendations provided by the Compensation Committee and is based on each executive’s position, past performance, anticipated future contributions, and prior option grants. Each option grant allows the executive to acquire shares of Concur’s common stock at a fixed price per share (the market price on the grant date) in installments generally over a four-year period. The option grants will provide a return only if the executive remains with Concur, and only if the market price appreciates over the option term.

Chief Executive Officer Compensation

The annual base salary for S. Steven Singh, President, Chief Executive Officer, and Chairman of the Board of Directors, is reviewed and approved annually by the Board of Directors based on recommendations provided by the Compensation Committee and upon the criteria set forth under the discussion of Executive Compensation above. Mr. Singh’s target incentive bonus is tied to achieving designated corporate objectives and satisfactorily managing Concur’s overall corporate business plan.

Compliance with Section 162(m) of the Internal Revenue Code of 1986

Section 162(m) of the Internal Revenue Code limits the tax deduction to $1.0 million for compensation paid to certain executives of public companies. Having considered the requirements of Section 162(m), the Compensation Committee believes that grants made pursuant to the 1998 Equity Incentive Plan meet the requirements that such grants be “performance based” and are, therefore, exempt from the limitations on deductibility. Historically, the combined salary and bonus of each executive officer has been below the $1.0 million limit. The Compensation Committee’s present intention is to comply with Section 162(m) unless it believes that required changes would not be in the best interest of Concur or its stockholders.

COMPENSATION COMMITTEE

Robert Finzi

Norman A. Fogelsong

Stock Performance Graph

General

The graph compares (i) the cumulative total stockholder return on the common stock from Concur’s public offering in December 1998 to September 30, 2003 (measured by the difference between closing prices on each such date) with (ii) the cumulative total return of the Nasdaq National Market Index and the Nasdaq Computer Index over the same period, assuming the investment of $100 in the common stock and in both of the other indices on the date of Concur’s initial public offering, and reinvestment of all dividends.

Comparison of Cumulative Total Return

	December 16, 1998	September 30, 1999	September 30, 2000	September 30, 2001	September 30, 2002	September 30, 2003
Concur Technologies	$100	$146	$12	$4	$9	$60
NASDAQ National Market Index	100	137	182	75	59	90
NASDAQ Computer & Data Processing Index	100	142	178	64	50	75

Audit Committee Report

The Audit Committee of the Board of Directors has reviewed and discussed with management and the independent auditors the audited consolidated financial statements of Concur as of and for the fiscal year ended September 30, 2003.

The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No.61, entitled “Communication with Audit Committees,” as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee has received and reviewed the written disclosures from the independent auditors required by Independence Standard No. 1, entitled “Independence Discussions with Audit Committees,” as amended, by the Independence Standards Board, and has discussed with the independent auditors that firm’s independence.

Based upon the Audit Committee’s discussion with management and the independent auditors and the Audit Committee’s review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee approved the inclusion of the audited consolidated financial statements referred to above in Concur’s Annual Report on Form 10-K for the fiscal year ended September 30, 2003 filed with the United States Securities and Exchange Commission.

AUDIT COMMITTEE

Norman A. Fogelsong

William W. Canfield

Michael J. Levinthal

INDEPENDENT AUDITORS

Concur’s stockholders are not being asked to elect, approve, or ratify a principal accountant at this time, as Concur has not formally selected the principal accountant to audit Concur’s financial statements for fiscal 2004 as of the date of this Proxy Statement. We expect that one or more representatives of Deloitte & Touche LLP, Concur’s independent auditors for fiscal 2003, will be present at the meeting, will be able to make a statement if they wish to do so, and will be able to respond to appropriate questions.

Change in Certifying Accountant

In July 2003, Concur dismissed Ernst & Young LLP as its independent auditors and on July 8, 2003 retained Deloitte & Touche LLP and its affiliates (“Deloitte”) as its new independent auditors. The Audit Committee approved such replacement of Concur’s independent auditors.

Ernst & Young LLP prepared a report on Concur’s financial statements for each of the fiscal years ended September 30, 2002 and September 30, 2001, and such reports did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During Concur’s fiscal years ended September 30, 2002 and September 30, 2001, and the subsequent interim period through July 2, 2003, there were no disagreements between Concur and Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Ernst & Young LLP’s satisfaction, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its reports on Concur’s financial statements.

Concur has provided Ernst & Young LLP with a copy of the foregoing disclosures. Ernst & Young LLP’s letter, dated July 9, 2003, stating whether it agrees with the statements made by Concur in its Current Report on Form 8-K filed with the SEC on July 9, 2003, is attached as Exhibit 16.1 to such Current Report on Form 8-K.

During Concur’s two most recent fiscal years, and the subsequent interim period through July 7, 2003, Concur did not consult with Deloitte & Touche LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of SEC Regulation S-K.

Independent Auditors’ Services and Fees

During Concur’s fiscal years ended September 30, 2002 and September 30, 2001, and the subsequent interim period through July 2, 2003, Ernst & Young LLP served as Concur’s independent auditors. The following table presents fees for services rendered by Ernst & Young LLP in fiscal 2002 and 2003:

Type of Fees	Fee Amounts
	Fiscal 2002	Fiscal 2003
Audit Fees	$248,373	$145,122
Audit-Related Fees	141,839	70,065
Tax Fees	14,612	0
All Other Fees	0	21,251

Total	$404,824	$236,438

As discussed above, the Board of Directors appointed Deloitte as the independent auditors of Concur on July 8, 2003. The following table presents fees for services rendered by Deloitte in fiscal 2003 since its appointment as Concur’s independent auditors:

Type of Fees	Fee Amounts
Audit Fees	$140,083
Audit-Related Fees	2,538
Tax Fees	5,259
All Other Fees	0

Total	$147,880

All such services rendered by the independent auditors are permissible under applicable laws and regulations, and were pre-approved by the Audit Committee in accordance with the Audit Committee pre-approval policy described below. The Audit Committee has determined that the provision of these services was compatible with maintaining the auditors’ independence.

Financial Information Systems Design And Implementation

In fiscal 2003, there were no fees billed by the independent auditors for financial information systems design and implementation services.

Audit Committee Pre-Approval Policy

All services to be performed for Concur by its independent auditors must be pre-approved by the Audit Committee, or a designated member of the Audit Committee, to assure that the provision of such services do not impair the auditor’s independence. The Audit Committee has delegated interim pre-approval authority to Norman A. Fogelsong, Chairman of the Audit Committee. Any interim pre-approval of service is required to be reported to the Audit Committee at the next scheduled Audit Committee meeting. The Audit Committee does not delegate its responsibility to pre-approve services performed by the independent auditors to management.

The annual audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions, and fees resulting from changes in audit scope or other matters. All other audit services not otherwise included in the annual audit services engagement must be specifically pre-approved by the Audit Committee.

Audit-related services are services that are reasonably related to the performance of the audit or review of Concur’s financial statements or traditionally performed by the independent auditors. Examples of audit-related services include employee benefit and compensation plan audits, due diligence related to mergers and acquisitions, attestations by the auditors that are not required by statute or regulation, and consulting on financial accounting/reporting standards. All audit-related services must be specifically pre-approved by the Audit Committee.

The Audit Committee may grant pre-approval of other services that are permissible under applicable laws and regulations and that would not impair the independence of the auditors. All of such permissible services must be specifically pre-approved by the Audit Committee.

Requests or applications for the independent auditors to provide services that require specific approval by the Audit Committee are considered after consultation with management and the auditors. Questions about whether the scope of a proposed service requires specific pre-approval, or is permitted by applicable laws and regulations, are to be referred to the Concur legal department.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Please see “Executive Compensation and Related Information—Employment Contracts and Change in Control Agreements” above for information about certain vesting acceleration provisions of options granted to our Named Executive Officers.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, Concur’s directors and officers, and any persons who own more than 10% of Concur’s common stock, are required under Section 16(a) of the Securities Exchange Act of 1934 to file initial reports of ownership and reports of changes in ownership with the SEC. Specific due dates have been established by the SEC, and Concur is required to disclose in this proxy statement any failure to file by those dates. Based solely upon its review of the copies of such reports for fiscal 2003 as furnished to Concur and written representations from Concur’s directors and officers, Concur believes that all directors, officers, and greater-than-10% beneficial owners have made all required Section 16(a) filings on a timely basis for such fiscal year.

CODE OF BUSINESS CONDUCT AND ETHICS

The Board of Directors has adopted a Code of Business Conduct and Ethics applicable to all directors, officers, and employees of Concur, as required by applicable securities laws and the rules of the SEC and listing standards of The NASDAQ Stock Market. A copy of the Code of Business Conduct and Ethics is annexed to this Proxy Statement as Annex B and posted on our Internet website at www.concur.com.

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

Stockholder proposals intended to be presented at Concur’s 2005 Annual Meeting of Stockholders must be received by Concur at its principal executive offices no later than September 14, 2004, in order to be included in Concur’s proxy materials relating to that meeting. Stockholders wishing to bring a proposal before the 2005 Annual Meeting of Stockholders (but not include it in Concur’s proxy materials) must provide such proposal in writing to Concur by January 9, 2005, to the attention of Corporate Secretary, 6222 185th Avenue Northeast, Redmond, Washington 98052. In addition, stockholders must comply with the procedural requirements in Concur’s bylaws, a copy of which may be obtained from Concur. The bylaws are also on file with the SEC.

STOCKHOLDER COMMUNICATIONS

We do not have a formal process by which stockholders may communicate directly to member of our Board of Directors. We believe that an informal process, in which any communication sent to the Board of Directors in care of the Chief Executive Officer, Corporate Secretary, or other corporate officer of Concur is generally to be forwarded to the Board of Directors, serves the Board’s and our stockholders’ needs. All stockholder communications that are received by officers for the Board’s attention are forwarded to the Board. In view of recently adopted SEC disclosure requirements relating to this issue, the Nominating and Corporate Governance Committee may consider development of more specific procedures. Until any other procedures are developed and posted on our corporate website, any communications to the Board of Directors should be sent to it in care of Corporate Secretary, 6222 185th Avenue Northeast, Redmond, Washington 98052.

By Order of the Board of Directors of Concur Technologies, Inc.

S. Steven Singh
President, Chief Executive Officer and Chairman of the Board

ANNEX A

CONCUR TECHNOLOGIES, INC.

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS 1

I. Principal Functions and Authority

The principal functions of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Concur Technologies, Inc. (the “Company”) are to:

•	oversee the integrity of the Company’s financial statements and the Company’s compliance with related legal and regulatory requirements;

•	monitor the adequacy of the Company’s accounting and financial reporting, and its internal controls and processes for financial reporting;

•	oversee the Company’s relationship with its independent auditors, including appointing, evaluating and setting the compensation of the independent auditors; and

•	facilitate communication among the independent auditors, the Company’s management, and the Board.

The Committee shall perform these functions primarily by carrying out the activities enumerated in Part IV of this charter. In order to do so, the Committee shall have unrestricted access to Company personnel and documents, and shall have authority to direct and supervise investigations into any matters within the scope of its duties. The Committee shall have the authority to engage outside counsel and other advisors as it determines necessary to carry out its duties. The Company shall provide appropriate funding to the Committee, as determined by the Committee, for payments of compensation to:

•	the independent auditors for audit services, and for any permitted non-audit services approved by the Committee; and

•	any advisors employed by the Committee as provided by this charter.

II. Membership

All members of the Committee shall be appointed by, and shall serve at the discretion of, the Board. Unless a chairman is appointed by the full Board, the members of the Committee may designate a chairman by vote of a majority of the Committee members.

The Committee shall consist of three or more members of the Board, with the exact number being determined by the Board. Each member of the Committee shall be “independent” as defined by the rules of The NASDAQ Stock Market, the United States federal securities laws, and the rules and regulations promulgated thereunder from time to time, except as otherwise permitted by such rules and regulations. Each member of the Committee shall have the ability to read and understand fundamental financial statements and at least one member shall be a “financial expert” (as defined in the Sarbanes-Oxley Act of 2002 and such regulations as may, from time to time, be promulgated thereunder) and have prior experience in accounting, financial management or financial oversight, to the extent required by the rules of The NASDAQ Stock Market, the United States federal securities laws, and the rules and regulations promulgated thereunder from time to time, except as otherwise permitted by such rules and regulations.

Each member of the Committee shall perform an annual performance self-evaluation.

[1]	As adopted by the Board of Directors on June 1, 2000 and as amended and restated by the Board of Directors on September 17, 2003.

A-1

III. Meetings

Meetings of the Committee shall be held no less often than quarterly. The Committee should periodically meet with the independent auditors, out of the presence of Company management, to discuss internal controls and procedures, the completeness and accuracy of the Company’s financial statements, and any other matters that the Committee or the independent auditors believe should be discussed privately.

IV. Responsibilities and Duties

In carrying out its oversight responsibilities, the Committee shall perform the activities set forth below, together with such other policies and procedures as the Committee may establish from time to time as it deems necessary or advisable in fulfilling its responsibilities.

A. Oversight of Independent Auditors

The Committee shall:

1.	Appoint, determine the compensation of, and oversee the independence and performance of the independent auditors, which includes the sole authority to appoint and discharge the outside auditors.

2.	Review the performance of the independent auditors as part of its oversight responsibilities, which shall include:

•	reviewing the independent auditors’ overall audit scope and plan; and

•	communicating with the independent auditors about the Company’s expectations regarding its relationship with them, including the independent auditors’ ultimate accountability to the Board and the Committee, as representatives of the Company’s stockholders.

3.	Review and approve processes and procedures to ensure the continuing independence of the independent auditors. These processes shall include:

•	obtaining and reviewing, on at least an annual basis, a letter from the independent auditors describing all relationships between the independent auditors and the Company required to be disclosed by Independence Standards Board Standard No. 1 and reviewing the nature and scope of such relationships and discontinuing any relationships that the Committee believes could compromise the independence of the auditors; and

•	obtaining reports of all non-audit services proposed to be performed by the independent auditors before such services are performed, reviewing and approving or prohibiting, as appropriate, any non-audit services permitted by applicable law, and prohibiting any non-audit services not permitted by applicable law.

B. Financial Reporting

The Committee shall:

1. Review and discuss the following with Company management:

•	quarterly and annual financial statements and disclosures of the Company prior to their distribution to the public or filing with the Securities and Exchange Commission, including any report or opinion by the independent auditors and disclosures under the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of the Company’s quarterly and annual reports to the Securities and Exchange Commission; and

•	press releases and other public communications regarding Company operating results and business outlook.

A-2

2.	In connection with the Committee’s review of the Company’s annual financial statements:

•	discuss with the independent auditors and Company management the financial statements and the results of the independent auditors’ audit of the financial statements; and

•	discuss any items required to be communicated by the independent auditors in accordance with SAS 61, as amended, which should include discussion regarding:

•	the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles, the adequacy and effectiveness of its accounting and financial controls (including the Company’s system to monitor and manage business risk) and legal and ethical compliance programs; and

•	the reasonableness of significant judgments, the clarity of the disclosures in the Company’s financial statements and any significant difficulties encountered during the course of the audit (including any restrictions on the scope of work or access to required information).

3.	In connection with the Committee’s review of the Company’s quarterly financial statements:

•	discuss with the independent auditors and Company management the results of the independent auditors’ SAS 71 review of the quarterly financial statements; and

•	discuss significant issues, events and transactions and any significant changes regarding accounting principles, practices, judgments or estimates with Company management and the independent auditors, including any significant disagreements among Company management and the independent auditors.

4.	Review and discuss with the independent auditors all reports delivered to the Company by the independent auditors regarding:

•	critical accounting policies, estimates and practices used by the Company;

•	alternative treatments of financial information within generally accepted accounting principles that have been discussed with Company management, the ramifications of such treatments, and the treatments preferred by such independent auditors; and

•	other material written communications between the independent auditors and Company management, such as any management letter or schedule of unadjusted differences.

5.	Discuss with Company management any comments or recommendations of the independent auditors outlined in their annual management letter, and review any written response of Company management to such management letter.

6.	Discuss with the independent auditors and Company management their periodic reviews of the adequacy and effectiveness of the Company’s accounting and financial reporting processes and systems of internal control, including the adequacy of the systems of reporting to the Committee by each group.

7.	Periodically consult with the independent auditors, out of the presence of Company management, about internal controls, the fullness and accuracy of the Company’s financial statements and any other matters that the Committee or these groups believe should be discussed privately with the Committee.

C. Legal and Regulatory Compliance

The Committee shall:

1.	Review with Company management, at least annually, the Company’s program for promoting and monitoring compliance with applicable legal and regulatory requirements.

2.	Periodically review the status of any legal matters that could have a significant impact on the Company’s financial statements.

A-3

3.	Annually prepare a report to the Company’s stockholders for inclusion in the Company’s annual proxy statement as required by the rules and regulations of the Securities and Exchange Commission, as they may be amended from time to time.

4.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

5.	Review and approve or prohibit, as appropriate, any proposed related-party transactions with the Company.

6.	Periodically review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

D. Committee Governance

The Committee shall:

1.	Maintain minutes of meetings and periodically report to the Board of Directors on significant matters related to the Committee’s responsibilities.

2.	Review and reassess the adequacy of the Committee’s charter at least annually. Submit the charter to the Company’s Board of Directors for review and include a copy of the charter as an appendix to the Company’s annual proxy statement as required by the rules and regulations of the Securities and Exchange Commission, as they may be amended from time to time (currently, once every three years).

E. Other Activities

The Committee shall perform any other activities as may be required by applicable law, rules or regulations, including the rules of the Securities and Exchange Commission and any stock exchange or market on which the Company’s common stock is listed, and perform other activities that are consistent with this charter, the Company’s certificate of incorporation and bylaws and governing laws, as the Committee or the Board deems necessary or appropriate.

A-4

ANNEX B

CONCUR TECHNOLOGIES, INC.

CODE OF BUSINESS CONDUCT AND ETHICS 1

I. OVERVIEW

Personal and corporate integrity is a core value at Concur Technologies, Inc. This Code of Business Conduct and Ethics has been adopted by the Board of Directors to express the expected standards of business conduct and principles of ethical behavior that support this core value. All directors, officers, and employees of Concur (collectively, “we”, “us”, or “our”) are expected to be familiar with this Code and are required to comply with its provisions.

The integrity and reputation of Concur depends on our collective and individual honesty, fairness, and integrity. Each of us is responsible for applying common sense and high personal ethical standards in making business decisions where there is no stated guideline in this Code or any other Concur policy. This Code addresses conduct that is particularly important to proper dealings with third parties in the marketplace, our company, and our stockholders, and is intended to supplement and be read in conjunction with all other policies of Concur.

In complying with this Code, we should consider not only our own conduct, but also that of our family members and others who live in our households, because their activities may create ethical issues if they involve Concur business. For example, acceptance of inappropriate gifts by a family member from one of Concur’s suppliers could create a conflict of interest and result in a Code violation.

This Code describes guidelines and available compliance resources. In addition, each of us is encouraged to ask questions about conduct that may violate this Code, to voice concerns, or to clarify any terms of this Code. Each of us should be alert for potential violations of this Code by others and should report suspected violations without fear of retaliation. Anyone who violates this Code may be subject to disciplinary action, up to and including termination of employment and, in appropriate cases, civil action or referral for criminal prosecution.

Anyone with a question about the application of this Code may seek the advice of a manager, Concur Human Resources, or the Concur General Counsel.

II. OUR COMMITMENT REGARDING CONCUR BUSINESS DEALINGS

Concur is committed to acting lawfully and ethically in its business dealings in the marketplace and in its relationships with governments, regulatory bodies, business partners, customers, suppliers, and vendors. In this regard, we will:

•	Comply with applicable laws, regulations, and other rules in every jurisdiction in which Concur operates;

•	Market Concur’s products and services lawfully and ethically; and

•	Gather business intelligence properly.

Compliance with Laws

All of us are required to comply with all applicable laws, regulations, and other rules of every jurisdiction in which Concur operates, and to comply with the terms of this Code and all other policies of Concur. Some U.S. laws, rules, and regulations extend to our activities outside of the United States, including:

•	United States Foreign Corrupt Practices Act, which prohibits directly or indirectly giving anything of value to a government official to obtain or retain business or favorable treatment, and requires the maintenance of accurate books of account, with all company transactions being properly recorded;

1 As adopted by the Board of Directors on December 19, 2003.

•	United States export controls, which restrict travel to designated countries and prohibit or restrict the export of goods, services, or technology to designated countries, companies, or individuals from the United States, or the re-export of U.S.-origin goods from country of original destination to such designated countries, companies, or individuals;

•	United States embargoes, which restrict or, in some cases, prohibit companies and their subsidiaries and employees from doing business with certain other countries, companies, and individuals identified on a list that changes periodically; and

•	Antiboycott compliance, which prohibits U.S. companies from taking any action that has the effect of furthering or supporting a restrictive trade practice or boycott that is fostered or imposed by a foreign country against a country friendly to the United States or against a U.S. person.

Each of us is responsible for acquiring the appropriate knowledge of the requirements relating to our duties to enable us to recognize potential dangers and to know when to seek advice regarding legal compliance issues. No illegal or unethical act is justified by claiming that a superior ordered it or that we did not know that the act was improper.

Gifts and Entertainment

Business gifts and entertainment are meant to create goodwill and positive working relationships and not to gain improper advantage with customers or facilitate favorable treatment from governmental officials. In addition, with respect to third parties with whom we transact business, each of us is expected to respect such parties’ known policies that are intended to provide guidance with respect to acceptance of gifts, entertainment, or other business courtesies by their employees.

Accordingly, gifts or entertainment may be offered, provided, or accepted by us only if they meet all of the following criteria:

•	They are consistent with accepted business practices in the United States;

•	They are of sufficiently limited value, and in a form, that will not be construed as a bribe or kickback;

•	They do not consist of cash or cash equivalents such as stock or other forms of marketable securities of any amount;

•	They do not violate any applicable law, regulation, or rule;

•	They do not violate any known policy of the third party with whom we are transacting business with respect to acceptance of gifts, entertainment, or other business courtesies by their employees; and

•	Public disclosure of the gift or entertainment would not damage the integrity or reputation of Concur.

This requirement applies to our transactions everywhere in the world, even where the practice is widely considered “a way of doing business.” Under certain laws, such as the United States Foreign Corrupt Practices Act, giving anything of value to a government official to obtain or retain business or favorable treatment is a criminal act subject to prosecution and conviction.

Marketing Integrity

At Concur, we are committed to fair competition. Among other things, this means abiding by all laws that apply to our marketing activities. Under these laws, it is illegal to use unfair methods of competition or unfair or deceptive practices in commerce, including:

•	False or misleading advertising, or any other form of misrepresentation made in connection with sales;

•	Bribery of competitors’ or customers’ employees; and

•	Untruthful comments about competitors’ products.

Business Intelligence

Concur strives to outperform its competition fairly and honestly. Generally, we are free to gather and make use of public information in conducting our business, including sources such as Web sites, published articles, price bulletins, advertisements, brochures, public presentations, market analysts, and customer conversations. However, we should only accept business information about others when we believe that the receipt and use of it are lawful and ethical, and do not violate any confidentiality obligations. Concur prohibits the acquisition or possession of confidential information of other persons or businesses through improper or unethical means, or inducing improper disclosure of such information from persons who are obligated to maintain its confidentiality, even if motivated by an intention to advance our interests. Anyone with a question about the legality of proposed information gathering, and anyone who has received information by mistake that may constitute another party’s confidential information, should contact the Concur General Counsel.

III. OUR COMMITMENT TO OUR COMPANY AND STOCKHOLDERS

Concur is committed to pursuing sound growth and earnings goals. We will operate in the best interests of the company and our stockholders, be forthright about our operations and performance, and exercise care in the use of our assets and resources. In this regard, we will:

•	Keep accurate and complete books and records;

•	Provide full, fair, accurate, timely, and understandable disclosure in reports and documents that Concur submits to the United States Securities and Exchange Commission or in public statements;

•	Act in the best interests of the company;

•	Safeguard confidential, proprietary, and personal information; and

•	Protect and make proper use of company assets.

Books and Records; Financial Integrity; Public Reporting

Concur is committed to preparing and maintaining accurate and complete books and records. The integrity of our records and public disclosure depends on the validity, accuracy, and completeness of the information supporting the entries to our business records and our financial statements. Our records serve as a basis for managing our business and are important in meeting our obligations to customers, suppliers, creditors, employees, and others with whom we do business.

Accordingly, Concur requires that:

•	All transactions must be executed in accordance with Concur policies and procedures;

•	The terms of sales and other commercial transactions will be reflected accurately in the documentation for those transactions and all such documentation will be reflected accurately in our books and records;

•	No entry will be made our books or records that is intended to hide or disguise the nature of any transaction, commitment or liability, or to misclassify any transaction account or accounting period; and

•	We must comply with our system of internal controls for financial reporting.

In addition, we rely upon our business records and financial statements to produce reports for our management, stockholders, creditors, and governmental authorities, including reports that we file with the United States Securities and Exchange Commission, and other public statements. These reports and statements must provide full, fair, accurate, timely, and understandable disclosure and fairly present our financial condition and results of operations. All of us who are involved in the preparation and review of these reports and statements should strive to ensure that our financial disclosure is accurate and complete. Accordingly, Concur requires the following:

•	We will not take or authorize any action that would cause our financial disclosure to fail to comply with generally accepted accounting principles or the rules and regulations of the United States Securities and Exchange Commission or other applicable laws, regulations, or rules;

•	We will comply with our disclosure controls and procedures and take any other necessary steps to ensure that information that may be required to be disclosed by Concur under applicable securities laws is communicated, reviewed, discussed, and evaluated in a timely manner;

•	We will cooperate fully with our independent auditors and the Audit Committee of the Board of Directors in their review of our financial statements and disclosure documents, and will not interfere with the Audit committee’s responsibility for the appointment, compensation, and oversight of the work of our independent auditors;

•	We will cooperate fully with our Accounting and Legal Departments, respond to their questions with candor, and provide them with complete and accurate information to assist in ensuring that our business records and financial statements, as well as our reports filed with the United States Securities and Exchange Commission and other public statements, are accurate and complete; and

•	We will not knowingly make (or cause or encourage any other person to make) any false or misleading statement in any of our reports filed with the United States Securities and Exchange Commission or knowingly omit (or cause or encourage any other person to omit) any information necessary to make the disclosure in any of our reports accurate in all material respects.

Anyone who becomes aware of any violation of this policy must immediately contact the Concur General Counsel.

Conflicts of Interest

We are expected to devote our best efforts to the interests of Concur. Any transaction that creates a conflict between our personal interests and the interests of Concur is prohibited, unless it has been specifically authorized pursuant to Concur’s policies and procedures. Even the appearance of a conflict of interest where none actually exists can be damaging and should be avoided.

It is not possible to specify every action that might create a conflict of interest. However, the following are examples of situations that often involve a conflict of interest:

•	Owning a financial interest in, or serving in a business capacity with, an outside enterprise that does business with Concur (or seeks to do so) or is in competition with Concur. A passive investment of less than 1% in a publicly-held company should not create a conflict of interest, so long as such interest is not so large that it would affect a reasonable person’s judgment on behalf of Concur.

•	Serving as a director or officer of a Concur competitor, or engaging in any activity that is intended to, or would reasonably be expected to, advance a competitor’s interest to Concur’s detriment.

•	Using one’s position at Concur to influence a decision by Concur that may result in personal gain by that person or an immediate family member, including receipt of improper benefits from Concur.

•	Accepting (or an immediate family member accepting) a gift, payment, or service from anyone who does or seeks to do business with Concur, if the gift, payment, or services might be seen as an effort to influence a Concur business decision (also refer to the section above entitled “Gifts and Entertainment” for more information).

•	Using Concur confidential information for personal gain or an immediate family member’s gain, or taking opportunities that are discovered through the use of Company information, property, or one’s position for personal gain or an immediate family member’s gain.

•	Conducting business for another enterprise during our normal working hours or using Concur property to conduct business for another enterprise.

Managers may not authorize conflict of interest transactions without first obtaining the approval of Concur Human Resources and the Concur General Counsel. Directors and officers may not engage in any conflict of interest transactions without first obtaining the approval our Board of Directors.

Confidential and Proprietary Information

One of our most important assets is our confidential and proprietary information. Each of us is required to comply at all times with the terms of the confidentiality agreement that we signed with Concur. Each of us is obligated to maintain the confidentiality of Concur confidential information, even after our employment or other association with Concur ends. Any violation of confidentiality may seriously injure Concur and its business. Confidential information may include technical information, product architecture, source codes, product development ideas and inventions, financial information, business plans or projections, marketing information, customer lists, pricing strategies, customer information, personnel data, and any other information pertaining to the past, present, or future business operations or financial condition of Concur.

Our customers, suppliers, and business partners also entrust Concur with important information relating to their businesses. Except when disclosure is authorized or legally mandated, we must maintain the confidentiality of this information. In safeguarding the information received, we earn the respect and further trust of our customers, suppliers, and business partners.

In addition, each of us may have access to personal information about others. We are required to keep all such information strictly confidential. Do not share it with anyone who does not have a business need to know the information within Concur.

Anyone with questions about the treatment of confidential information should contact the Concur General Counsel.

Inside Information

At Concur, we take compliance with applicable securities laws very seriously. Under the United States securities laws, each of us is required at all times to refrain from purchasing or selling securities (for example, stocks or bonds) of a publicly-traded company, including Concur, at any time that we are in possession of “material non-public information” about that company. Similarly, we are required to refrain from furnishing “material non-public information” about a company to anyone else so that they can buy or sell that company’s securities. Generally, “material information” includes any information that a reasonable investor might consider useful in deciding whether to buy, sell, or hold securities, and “non-public” information includes all information until it has been widely disseminated to the public, such as by press release or filing with the United States Securities and Exchange Commission.

In addition, we are required to comply with the terms of our Insider Trading Policy, which prohibits us from using or disclosing “material non-public information” about Concur to effect trades in Concur securities. It also specifies certain “blackout periods” in which we are always precluded from trading in Concur securities.

Anyone with questions about the use of material non-public information or our Insider Trading Policy, should contact the Concur General Counsel.

Protection and Proper Use of Company Assets and Resources

Each of us is responsible for protecting Concur’s assets and ensuring their efficient use. Theft, carelessness, and waste have a direct impact on our business. Our assets include not only tangible property, such as computer equipment, telecommunications and other electronic communications equipment, furniture, supplies, and cash, but also intangible property, such as software, trademarks, copyrights, patents, and other proprietary information and know-how. Our assets are expected to be used only for legitimate business purposes, although incidental personal use may be permitted under Concur’s policies. We should be mindful that Concur retains the right to access, review, monitor, and disclose any information transmitted, received, or stored using Concur’s assets, with our without our, or any third party’s, knowledge or consent.

IV. COMPLIANCE WITH THIS CODE

Acting with Integrity

Each of us has the personal responsibility to know and understand this Code and the other policies of Concur relevant to his or her position. Overall, Concur fosters an environment in which legal and ethical issues and concerns can be raised and discussed with Concur management without fear of retaliation. Concur managers are responsible for actively encouraging employees to voice concerns, questions, and issues relating to legal and ethical compliance and for resolving any issues in a timely manner. The following is a simple guide for acting responsibly in any work situation:

•	Know our policies and the law: We are expected to know and understand this Code, the other policies of Concur, and the laws that apply to our specific position and level of responsibility. Please take the time to become familiar with these important requirements.

•	Ask questions: If you are not sure whether a Concur policy or legal requirement applies, or whether it exists at all, ask. Our Concur compliance resources described below are here to help you.

•	Don’t make assumptions: Do not assume that Concur management “already knows” or “doesn’t care about this issue,” or that no action will be taken. Concur is committed to ensuring that our standards of legal and ethical behavior are upheld. Concur management wants to know if a situation needs attention.

•	Don’t ignore violations: We all need to take our obligations under applicable law or Concur policies seriously. If you believe that someone may be violating a law or policy, you have a responsibility to report it. Please take the appropriate steps to address the situation.

•	Help improve our controls and processes: Some violations may not be easy to detect within our current controls and processes. If you have a suggestion for improvement, please do not hesitate to let Concur management know about it.

•	Don’t be pressured: We are never expected to violate a law or Concur policy, nor should any of us ever feel encouraged or pressured to do so. Always act with integrity.

Compliance Resources

Concur has an open communication practice. We are all encouraged to discuss any potential or actual violation, or any other matter relating to this Code, with the following compliance resources:

•	Concur Managers: For most of us, our most immediate resource is our manager. He or she may have the information you need, or may be able to refer the question to another appropriate resource.

There may, however, be times when you prefer not to go to your manager. In these instances, please feel free to discuss your concerns with our other resources described below.

•	Concur Human Resources: Our Human Resources staff is available to discuss any matter relating to this Code at any time.

•	Concur General Counsel: Our General Counsel is another key resource for any compliance matter relating to this Code. In addition, as specified in this Code, several of our policies require immediate consultation with our General Counsel.

•

Concur’s Anonymous and Confidential Compliance Hotline: In addition to the resources described above, Concur maintains a toll-free Concur Compliance Hotline at 1-866-537-4639, which is available 24 hours a day, 7 days a week, for those who wish to report an actual or suspected violation of this Code or report any problem or suspected problem with Concur’s accounting, accounting policies, internal accounting controls, or auditing matters. You may call the Concur Compliance Hotline number anonymously if you prefer, as it is operated by an independent third-party vendor and is not equipped with caller identification. Calls to the Concur Compliance Hotline will not be traced. Information received through the Concur Compliance Hotline will be forwarded to the Concur General Counsel and, depending on the subject matter of the report, members of our Board of Directors or an applicable committee of the Board. However, please keep in mind that Concur may not be able to obtain follow-up details from anonymous calls that may be necessary to investigate an anonymously reported matter.

Reporting Potential or Actual Violations

Each of us is responsible for reporting all actual or suspected violations of this Code, whether intentional or unintentional, to one of the available compliance resources specified above. In such case, we are expected to promptly provide the resource with a specific description of the actual or suspected violation, including any information that may be relevant to the situation. Regardless of which compliance resource we choose, we should provide all relevant information without fear of retaliation. Concur will take prompt disciplinary action, up to and including termination of employment as appropriate, against any employee who retaliates against another who conscientiously reported an actual or suspected violation in good faith.

Any compliance resource receiving a reported actual or suspected violation of this Code must promptly report it to the Concur General Counsel, who will investigate all reported possible Code violations promptly. Each of us is required to cooperate with any such investigation and to maintain the confidentiality of investigative information, unless specifically authorized by the Concur General Counsel or required by law. As appropriate, the Concur General Counsel will consult with Concur management, the Concur Human Resources department, members of our Board of Directors or an applicable committee of the Board, and/or outside advisors.

If an investigation indicates that a violation may have occurred, Concur will take such action as it believes to be appropriate under the circumstances. If it is determined that an employee is responsible for a Code violation, he or she may be subject to disciplinary action up to and including termination of employment and, in certain cases, civil action or referral for criminal prosecution. Appropriate action may be taken to deter any future Code violation.

Confidentiality

It is essential that we feel secure in reporting actual or suspected violations of this Code. Thus, confidentiality is a priority and every effort will be made to protect the identity of those who have made reports or become involved in any resulting investigation. In some instances, however, it may not be possible or appropriate to keep identities confidential because of the demands of conducting a thorough investigation or because of legal requirements. Anyone wishing to ensure confidentiality of his or her report should place it through the Concur Compliance Hotline.

Waivers

Any waiver of this Code for members of the Board of Directors, executive officers, or senior financial officers (such as our Chief Financial Officer, Controller, or any other person performing similar functions) of Concur may be authorized only by our Board of Directors and will be promptly disclosed to stockholders as required by applicable laws, regulations, and rules. Any waiver of this Code for any other employee may be authorized only by the Concur General Counsel.

Additional Information

This Code is intended to be read in conjunction with, and be supplemental to, all other Concur policies, including the Concur policies specified in the Concur Employee Handbook. It does not describe all applicable laws or Concur policies, or give full details on any individual law or Concur policy. This Code may be modified or eliminated by Concur at any time. The most current version of this Code is available for review on the Concur intranet portal. The contents of this Code do not constitute the terms of a contract of employment, and nothing contained herein shall be construed as a guarantee of continued employment – employment at Concur is on an at-will basis.

DOCUMENTS NOT INCLUDED AS A PART OF REGISTRANT’S PROXY STATEMENT

APPENDIX A

CONCUR TECHNOLOGIES, INC.

1998 EQUITY INCENTIVE PLAN 1

1. Purpose. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company’s future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 23.

2. Shares Subject to the Plan.

2.1 Number of Shares Available. Subject to Sections 2.2 and 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 8,490,000 Shares plus Shares that are subject to: (a) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; or (c) an Award that otherwise terminates without Shares being issued. In addition, any authorized shares not issued or subject to outstanding grants under the Company’s 1994 Stock Option Plan (the “Prior Plan”) on the Effective Date (as defined below) and any shares issued under the Prior Plan that are forfeited or repurchased by the Company or that are issuable upon exercise of options granted pursuant to the Prior Plan that expire or become unexercisable for any reason without having been exercised in full, will no longer be available for grant and issuance under the Prior Plan, but will be available for grant and issuance under this Plan. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan. The total number of Shares issued under the Plan upon exercise of ISOs (as defined in Section 5 below) will in no event exceed 25,000,000 Shares (adjusted in proportion to any adjustment under Section 2.2 below) over the term of the Plan.

2.2 Adjustment of Shares. In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

3. Eligibility. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent or Subsidiary of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No person will be eligible to receive more than 1,200,000 Shares in any calendar year under this Plan pursuant to the grant of Awards hereunder, other

[1]	As adopted on August 21, 1998 and as amended on December 1, 1999, January 19, 2001, January 18, 2002, and December 19, 2003. On December 19, 2003, the Board of Directors approved the amendment to the Plan subject to approval by the stockholders at the Company’s annual meeting of stockholders that will be held on March 10, 2004.

than new employees of the Company or of a Parent or Subsidiary of the Company (including new employees who are also officers and directors of the Company or any Parent or Subsidiary of the Company), who are eligible to receive up to a maximum of 1,500,000 Shares in the calendar year in which they commence their employment. A person may be granted more than one Award under this Plan.

4. Administration.

4.1 Committee Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

(a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

(c) select persons to receive Awards;

(d) determine the form and terms of Awards;

(e) determine the number of Shares or other consideration subject to Awards;

(f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

(g) grant waivers of Plan or Award conditions;

(h) determine the vesting, exercisability and payment of Awards;

(i) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

(j) determine whether an Award has been earned; and

(k) make all other determinations necessary or advisable for the administration of this Plan.

4.2 Committee Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

5. Options. The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISO”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

5.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO (“Stock Option Agreement”), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

5.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

5.3 Exercise Period. Options may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

5.4 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that: (i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the “Exercise Agreement”) in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

5.6 Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

(a) If the Participant is Terminated for any reason except death, Disability or Cause, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

(b) If the Participant is Terminated because of Participant’s death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant’s Disability), then Participant’s Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant’s legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant’s death or Disability, or (b) twelve (12) months after the Termination Date when the Termination is for Participant’s death or Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

(c) Notwithstanding the provisions in paragraph 5.6(a) above, if a Participant is terminated for Cause, then the Participant may exercise such Participant’s Options, only to the extent that such Options would have been exercisable upon the Termination Date, no later than ten (10) days after the Termination Date, but in any event, no later than the expiration date of the Options. In making such determination, the Board shall give the Participant an opportunity to present to the Board evidence on his behalf.

5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.8 Limitations on ISO. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISO are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISO are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.9 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

5.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISO will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

6. Restricted Stock. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the “Purchase Price”), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

6.1 Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement (“Restricted Stock Purchase

Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant’s execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

6.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price may be made in accordance with Section 8 of this Plan.

6.3 Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to such restrictions as the Committee may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant’s individual Restricted Stock Purchase Agreement. Restricted Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Award has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

6.4 Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Restricted Stock Purchase Agreement, unless the Committee will determine otherwise.

7. Stock Bonuses.

7.1 Awards of Stock Bonuses. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent or Subsidiary of the Company pursuant to an Award Agreement (the “Stock Bonus Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant’s individual Award Agreement (the “Performance Stock Bonus Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine.

7.2 Terms of Stock Bonuses. The Committee will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus; (b) select from among the Performance Factors to be used to measure the performance, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

7.3 Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

8. Payment for Share Purchases.

8.1 Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

(a) by cancellation of indebtedness of the Company to the Participant;

(b) by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

(c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

(d) by waiver of compensation due or accrued to the Participant for services rendered;

(e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s stock exists:

(1) through a “same day sale” commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(2) through a “margin” commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(f) by any combination of the foregoing.

8.2 Loan Guarantees. The Committee may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

9. Withholding Taxes.

9.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

9.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee

10. Privileges of Stock Ownership.

10.1 Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s Purchase Price or Exercise Price pursuant to Section 12.

10.2 Financial Statements. The Company will provide financial statements to each Participant prior to such Participant’s purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

11. Transferability. Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs. During the lifetime of the Participant an Award will be exercisable only by the Participant, and any elections with respect to an Award may be made only by the Participant unless otherwise determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs.

12. Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested

Shares held by a Participant following such Participant’s Termination at any time within ninety (90) days after the later of Participant’s Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Exercise Price or Purchase Price, as the case may be.

13. Certificates. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

14. Escrow; Pledge of Shares. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

15. Exchange and Buyout of Awards. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

16. Securities Law and Other Regulatory Compliance. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

17. No Obligation to Employ. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant’s employment or other relationship at any time, with or without cause.

18. Corporate Transactions.

18.1 Assumption or Replacement of Awards by Successor. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 18.1, such Awards will expire on such transaction at such time and on such conditions as the Committee will determine. Notwithstanding anything in this Plan to the contrary, the Committee may, in its sole discretion, provide that the vesting of any or all Awards granted pursuant to this Plan will accelerate upon a transaction described in this Section 18. If the Committee exercises such discretion with respect to Options, such Options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee.

18.2 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

18.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

19. Adoption and Stockholder Approval. This Plan will become effective on the date on which the registration statement filed by the Company with the SEC under the Securities Act registering the initial public offering of the Company’s Common Stock is declared effective by the SEC (the “Effective Date”). This Plan shall be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Committee may grant Awards pursuant to this Plan; provided, however, that: (a) no Option may be exercised prior to initial stockholder approval of this Plan; (b) no Option granted pursuant to an increase in the number of Shares subject to this Plan approved by the Board will be exercised prior to the time such increase has been approved by the stockholders of the Company; (c) in the event that initial stockholder approval is not obtained within the time period provided herein, all Awards granted hereunder shall be cancelled, any Shares issued pursuant to any Awards shall be cancelled and any purchase of Shares issued hereunder shall be rescinded; and (d) in the event that stockholder approval of such increase is not obtained within the time period provided herein, all Awards granted pursuant to such increase will be cancelled, any Shares issued pursuant to any Award granted pursuant to such increase will be cancelled, and any purchase of Shares pursuant to such increase will be rescinded.

20. Term of Plan/Governing Law. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of California.

21. Amendment or Termination of Plan. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval.

22. Nonexclusivity of Plan. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

23. Definitions. As used in this Plan, the following terms will have the following meanings:

“Award” means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

“Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

“Board” means the Board of Directors of the Company.

“Cause” means the commission of an act of theft, embezzlement, fraud, dishonesty or a breach of fiduciary duty to the Company or a Parent or Subsidiary of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board.

“Company” means Concur Technologies, Inc. or any successor corporation.

“Disability” means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;

(b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

(c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal;

(d) in the case of an Award made on the Effective Date, the price per share at which shares of the Company’s Common Stock are initially offered for sale to the public by the Company’s underwriters in the initial public offering of the Company’s Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

(e) if none of the foregoing is applicable, by the Committee in good faith.

“Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

“Option” means an award of an option to purchase Shares pursuant to Section 5.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Participant” means a person who receives an Award under this Plan.

“Performance Factors” means the factors selected by the Committee from among the following measures to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:

(a) Net revenue and/or net revenue growth;

(b) Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

(c) Operating income and/or operating income growth;

(d) Net income and/or net income growth;

(e) Earnings per share and/or earnings per share growth;

(f) Total stockholder return and/or total stockholder return growth;

(g) Return on equity;

(h) Operating cash flow return on income;

(i) Adjusted operating cash flow return on income;

(j) Economic value added; and

(k) Individual confidential business objectives.

“Performance Period” means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Stock Bonuses.

“Plan” means this Concur Technologies, Inc. 1998 Equity Incentive Plan, as amended from time to time.

“Restricted Stock Award” means an award of Shares pursuant to Section 6.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means shares of the Company’s Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18, and any successor security.

“Stock Bonus” means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).

“Unvested Shares” means “Unvested Shares” as defined in the Award Agreement.

“Vested Shares” means “Vested Shares” as defined in the Award Agreement.

CONCUR TECHNOLOGIES, INC.

1998 DIRECTORS STOCK OPTION PLAN1

1. Purpose. This 1998 Directors Stock Option Plan (this “Plan”) is established to provide equity incentives for certain nonemployee members of the Board of Directors of Concur Technologies, Inc. (the “Company”), who are described in Section 6.1 below, by granting such persons options to purchase shares of stock of the Company.

2. Adoption and Stockholder Approval. After this Plan is adopted by the Board of Directors of the Company (the “Board”), this Plan will become effective on the time and date (the “Effective Date”) on which the registration statement filed by the Company with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), to register the initial public offering of the Company’s Common Stock is declared effective by the SEC. This Plan shall be approved by the stockholders of the Company, consistent with applicable laws, within twelve (12) months after the date this Plan is adopted by the Board.

3. Types of Options and Shares. Options granted under this Plan shall be non-qualified stock options (“NQSOs”). The shares of stock that may be purchased upon exercise of Options granted under this Plan (the “Shares”) are shares of the Common Stock of the Company.

4. Number of Shares. The maximum number of Shares that may be issued pursuant to Options granted under this Plan (the “Maximum Number”) is 890,000 Shares, subject to adjustment as provided in this Plan. If any Option is terminated for any reason without being exercised in whole or in part, the Shares thereby released from such Option shall be available for purchase under other Options subsequently granted under this Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options granted under this Plan; provided, however that if the aggregate number of Shares subject to outstanding Options granted under this Plan plus the aggregate number of Shares previously issued by the Company pursuant to the exercise of Options granted under this Plan equals or exceeds the Maximum Number, then notwithstanding anything herein to the contrary, no further Options may be granted under this Plan until the Maximum Number is increased or the aggregate number of Shares subject to outstanding Options granted under this Plan plus the aggregate number of Shares previously issued by the Company pursuant to the exercise of Options granted under this Plan is less than the Maximum Number.

5. Administration. This Plan shall be administered by the Board or by a committee of not less than two members of the Board appointed to administer this Plan (the “Committee”). As used in this Plan, references to the Committee shall mean either such Committee or the Board if no Committee has been established. The interpretation by the Committee of any of the provisions of this Plan or any Option granted under this Plan shall be final and binding upon the Company and all persons having an interest in any Option or any Shares purchased pursuant to an Option.

[1]	As adopted on August 21, 1998 and as amended on January 19, 2001, March 8, 2001, January 18, 2002, and December 19, 2003. On December 19, 2003, the Board of Directors approved an amendment to the Plan, subject to approval by the stockholders at the Company’s annual meeting of stockholders that will be held on March 10, 2004.

6. Eligibility and Award Formula.

6.1 Eligibility. Options shall be granted only to directors of the Company who are not employees of the Company or any Parent, Subsidiary or Affiliate of the Company, as those terms are defined in Section 17 below (each such person referred to as an “Optionee”).

6.2 Initial Grant. Each Optionee who is or becomes a member of the Board on or after the Effective Date will automatically be granted an Option for up to 60,000 Shares as determined by the Board in its sole discretion (an “Initial Grant”) on the later of the Effective Date or on the date such Optionee first becomes a member of the Board.

6.3 Succeeding Grants. At each Annual Meeting of the Company, each Optionee will automatically be granted an Option for up to 20,000 Shares as determined by the Board in its sole discretion (a “Succeeding Grant”), provided the Optionee is a member of the Board on such date and has served continuously as a member of the Board since the date of such Optionee’s Initial Grant.

6.4 Additional Grants. In addition to the foregoing, the Board shall have the authority, in its sole discretion, to determine: (i) the Optionees who shall be granted options in addition to the option grants described above; (ii) the times when such additional options shall be granted; (iii) the number of shares of Common Stock to be subject to each such additional option; (iv) whether and under what conditions to accelerate the date of exercise of any such additional option; (v) whether to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of such an option and, if so, whether to waive any such restriction; (vi) whether to subject the exercise of all or any portion of an option to the fulfillment of contingencies as specified in the stock option contract referred to in Section 7 below and to determine whether such contingencies have been met; and (vii) with the consent of the Optionee, to cancel or modify an option, provided that the modified provision is permitted to be included in an option granted under the Plan on the date of the modification.

7. Terms and Conditions of Options. Subject to the following and to Section 6 above:

7.1 Form of Option Grant. Each Option granted under this Plan shall be evidenced by a written Stock Option Grant (“Grant”) in such form (which need not be the same for each Optionee) as the Committee shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of this Plan.

7.2 Vesting. The date an Optionee receives an Initial Grant or a Succeeding Grant is referred to in this Plan as the “Start Date” for such Option.

(a) Initial Grants. Each Initial Grant will vest as to twenty-five percent (25%) of the Shares on the first anniversary of the Start Date for such Initial Grant, and as to one thirty-sixth (1/36th) of the Shares on each subsequent monthly anniversary of the Start Date, so long as the Optionee continuously remains a director or a consultant of the Company.

(b) Succeeding Grants. Each Succeeding Grant will vest as to twenty-five percent (25%) of the Shares on the first anniversary of the Start Date for such Succeeding Grant, and as to one thirty-sixth (1/36th) of the Shares on each subsequent monthly anniversary of the Start Date, so long as the Optionee continuously remains a director or a consultant of the Company.

7.3 Exercise Price. The exercise price of an Option shall be the Fair Market Value (as defined in Section 17.4) of the Shares, at the time that the Option is granted.

7.4 Termination of Option. Except as provided below in this Section, each Option shall expire ten (10) years after its Start Date (the “Expiration Date”). The Option shall cease to vest when the Optionee ceases to be a member of the Board or a consultant of the Company. The date on which the Optionee ceases to be a member of the Board or a consultant of the Company shall be referred to as the “Termination Date”. An Option may be exercised after the Termination Date only as set forth below:

(a) Termination Generally. If the Optionee ceases to be a member of the Board or a consultant of the Company for any reason except death of the Optionee or disability of the Optionee (whether temporary or permanent, partial or total, as determined by the Committee), then each Option then held by such Optionee, to the extent (and only to the extent) that it would have been exercisable by the Optionee on the Termination Date, may be exercised by the Optionee no later than seven (7) months after the Termination Date, but in no event later than the Expiration Date.

(b) Death or Disability. If the Optionee ceases to be a member of the Board or a consultant of the Company because of the death of the Optionee or the disability of the Optionee (whether temporary or permanent, partial or total, as determined by the Committee), then each Option then held by such Optionee to the extent (and only to the extent) that it would have been exercisable by the Optionee on the Termination Date, may be exercised by the Optionee (or the Optionee’s legal representative) no later than twelve (12) months after the Termination Date, but in no event later than the Expiration Date.

8. Exercise of Options.

8.1 Exercise Period. Subject to the provisions of Section 8.5 below, Options shall be exercisable as they vest; provided that the Committee may provide that such Options shall be immediately exercisable subject to repurchase in accordance with the vesting schedule set forth in Section 7.

8.2 Notice. Options may be exercised only by delivery to the Company of an exercise agreement in a form approved by the Committee stating the number of Shares being purchased, the restrictions imposed on the Shares and such representations and agreements regarding the Optionee’s investment intent and access to information as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

8.3 Payment. Payment for the Shares purchased upon exercise of an Option may be made (a) in cash or by check; (b) by surrender of shares of Common Stock of the Company that have been owned by the Optionee for more than six (6) months (and which have been paid for within the meaning of SEC Rule 144 and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or were obtained by the Optionee in the open public market, having a Fair Market Value equal to the exercise price of the Option; (c) by waiver of compensation due or accrued to the Optionee for services rendered; (d) provided that a public market for the Company’s stock exists, through a “same day sale” commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (e) provided that a public market for the Company’s stock exists, through a “margin” commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (f) by any combination of the foregoing.

8.4 Withholding Taxes. Prior to issuance of the Shares upon exercise of an Option, the Optionee shall pay or make adequate provision for any federal or state withholding obligations of the Company, if applicable.

8.5 Limitations on Exercise. Notwithstanding the exercise periods set forth in the Grant, exercise of an Option shall always be subject to the following limitations:

(a) An Option shall not be exercisable unless such exercise is in compliance with the Securities Act and all applicable state securities laws, as they are in effect on the date of exercise.

(b) The Committee may specify a reasonable minimum number of Shares that may be purchased upon any exercise of an Option, provided that such minimum number will not prevent the Optionee from exercising the full number of Shares as to which the Option is then exercisable.

9. Nontransferability of Options. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or by the Optionee’s guardian or legal representative, unless otherwise determined by the Committee. No Option may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, unless otherwise determined by the Committee.

10. Privileges of Stock Ownership. No Optionee shall have any of the rights of a stockholder with respect to any Shares subject to an Option until the Option has been validly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in this Plan. The Company shall provide to each Optionee a copy of the annual financial statements of the Company at such time after the close of each fiscal year of the Company as they are released by the Company to its stockholders.

11. Adjustment of Option Shares. In the event that the number of outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of Shares available under this Plan and the number of Shares subject to outstanding Options and the exercise price per share of such outstanding Options shall be proportionately adjusted, subject to any required action by the Board or stockholders of the Company and compliance with applicable securities laws; provided, however, that no fractional shares shall be issued upon exercise of any Option and any resulting fractions of a Share shall be rounded up to the nearest whole Share.

12. No Obligation to Continue as Director. Nothing in this Plan or any Option granted under this Plan shall confer on any Optionee any right to continue as a director of the Company.

13. Compliance With Laws. The grant of Options and the issuance of Shares upon exercise of any Options shall be subject to and conditioned upon compliance with all applicable requirements of law, including without limitation compliance with the Securities Act, compliance with all other applicable state securities laws and compliance with the requirements of any stock exchange or national market system on which the Shares may be listed. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration or qualification requirement of any state securities laws, stock exchange or national market system.

14. Acceleration of Options on Certain Corporate Transactions. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Options granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption, conversion or replacement will be binding on all Optionees), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, the vesting of all options granted pursuant to this Plan will accelerate and the options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines, and must be exercised, if at all, within seven months of the consummation of said event. Any options not exercised within such seven-month period shall expire.

15. Amendment or Termination of Plan. The Board may at any time terminate or amend this Plan or any outstanding option, provided that the Board may not terminate or amend the terms of any outstanding option without the consent of the Optionee. In any case, no amendment of this Plan may adversely affect any then outstanding Options or any unexercised portions thereof without the written consent of the Optionee.

16. Term of Plan. Options may be granted pursuant to this Plan from time to time within a period of ten (10) years from the Effective Date.

17. Certain Definitions. As used in this Plan, the following terms shall have the following meanings:

17.1 “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

17.2 “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

17.3 “Affiliate” means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where “control” (including the terms “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

17.4 “Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(a)	if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;

(b)	if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

(c)	if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal;

(d)	in the case of an Option granted on the Effective Date, the price per share at which shares of the Company’s Common Stock are initially offered for sale to the public by the Company’s underwriters in the initial public offering of the Company’s Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

(e)	if none of the foregoing is applicable, by the Committee in good faith.

CONCUR TECHNOLOGIES, INC.

ANNUAL MEETING OF STOCKHOLDERS

Wednesday, March 10, 2004, 11:00 a.m.

Harbor Club, 777 - 108th Avenue N.E., Bellevue, WA

IMPORTANT NOTICE REGARDING

DELIVERY OF SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission has adopted rules that permit companies to send a single copy of annual reports, proxy statements, prospectuses and other disclosure documents to two or more investors sharing the same address, subject to certain conditions. The “householding” rules will provide greater convenience for investors and cost savings for companies by reducing the number of duplicate documents that investors receive.

Implementation and Consent

Unless we receive contrary instructions, if you have the same last name or are a member of the same family as any other investor who shares the same address, your household will receive only one copy of Concur Technologies’ annual report, proxy statement and other disclosure documents, although you will receive a separate proxy card for each investor in the household. This program began January 1, 2004.

Withholding Consent

If you wish to continue receiving separate annual reports and proxy statements for each household account, you must check the appropriate box on the reverse side of this proxy card.

Revoking and Duration of Consent

If you choose to revoke your consent to the householding program at a future date, you may do so by writing to Corporate Secretary, 6222 185th Avenue N.E., Redmond, WA 98052. We will remove you from the householding program within 30 days of receipt of your revocation of your consent. If we do not receive instructions from you to discontinue householding, your proxy materials will continue to be “househeld” until we notify you otherwise. However, if at any time you would like a separate copy of the annual report or proxy statement, please write or call us at the address or phone number shown above, and we will deliver it promptly.

Concur Technologies encourages your participation in this program. It not only allows us to reduce costs, but is more environmentally friendly by reducing the unnecessary use of materials.

January, 2004

Ú Please detach here Ú

6222 - 185th Avenue NE
Redmond, WA 98052	proxy

This proxy is solicited by the Board of Directors of Concur Technologies, Inc. for use at the Annual Meeting of Stockholders on March 10, 2004.

The shares of stock you hold in your account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted “FOR” the Board of Director nominees and Proposals 2 and 3.

By signing the proxy, you revoke all prior proxies and appoint S. Steven Singh and Kyle R. Sugamele (the “Named Proxies”), and each of them, with full power of substitution, to vote on the matter shown on the reverse side and, in their discretion, on any other matters which may properly come before the Annual Meeting and all adjournments and postponements thereof.

Address Change:

If you noted an Address Change on the lines above, please check the corresponding box on the reverse side.

(See above for voting instructions)

There are three ways to vote your Proxy

6222 - 185th Avenue, N.E.	Your telephone or Internet vote authorizes the Named Proxies to vote in the same manner as if you marked, signed and returned your proxy card.
Redmond, WA 98052
Attn: Corporate Secretary

VOTE BY PHONE - TOLL FREE - 1-800-690-6903 - QUICK *** EASY *** IMMEDIATE

• Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. Eastern Time on March 9, 2004.
• Have your proxy card in hand when you call and follow the simple instructions the Vote Voice provides you.

VOTE BY INTERNET - www.proxyvote.com - QUICK *** EASY *** IMMEDIATE

• Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. Eastern Time on March 9, 2004.
• Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Concur Technologies, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

If you vote by Phone or Internet, please do not mail your Proxy Card

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

CONCUR KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CONCUR TECHNOLOGIES, INC.

The Board of Directors unanimously recommends a vote “FOR” the Board of Director nominees and Proposals 2 and 3.
		For All	Withhold All	For All Except	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.
1.	Proposal No. 1 - Election of Directors;
	Class II	☐	☐	☐
01) Michael J. Levinthal
02) William W. Canfield

					For	Against	Abstain
2.	Proposal No. 2 - Amendment to 1998 Equity Incentive Plan				☐	☐	☐

3.	Proposal No. 3 - Amendments to1998 Directors’ Stock Option Plan				☐	☐	☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE PROPOSALS.

Please sign exactly as your name(s) appear on this proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

Address Change? Mark box and indicate changes on the reverse.	☐

	YES	NO
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household	☐	☐

Signature	Date	Signature (Joint Owners)	Date